================================================================================

                          ABN AMRO MORTGAGE CORPORATION

                                    Depositor

                                       and

                       THE FIRST NATIONAL BANK OF CHICAGO

                                     Trustee

                                ----------------

                                POOLING AGREEMENT

                            Dated as of July 1, 1999

                                ----------------

                                   $47,753,042

                   Resecuritization Pass-Through Certificates

                                 SERIES 1999-RS1

================================================================================

                                TABLE OF CONTENTS

PRELIMINARY STATEMENT..........................................................1

ARTICLE I     DEFINITIONS......................................................3

ARTICLE II    CONVEYANCE OF TRUST FUND;
              ORIGINAL ISSUANCE OF CERTIFICATES...............................26
              Section 2.1.   Conveyance of Trust Fund.........................26
              Section 2.2.   Acceptance by Trustee............................27
              Section 2.3.   Representations and Warranties of the
                                Depositor.....................................28
              Section 2.4.   Authentication and Delivery of Certificates;
                                Designation of Certificates as REMIC
                                Regular and Residual Interests................29
              Section 2.5.   Designation of Startup Day.......................30
              Section 2.6.   No Contributions.................................30
              Section 2.7.   Substitution of Pooled Securities................30

ARTICLE III   ADMINISTRATION OF THE POOLED SECURITIES.........................32
              Section 3.1.   Administration of the Trust and the Pooled
                                Securities....................................32
              Section 3.2.   Collection of Monies.............................32
              Section 3.3.   Establishment of the Certificate Account;
                                Deposits Therein..............................32
              Section 3.4.   Permitted Withdrawals From the Certificate
                                Account.......................................33
              Section 3.5.   Distributions....................................34
              Section 3.6.   Trustee Compensation.............................35
              Section 3.7.   Distribution Reports to the Trustee..............36
              Section 3.8.   Statements to Certificateholders.................36
              Section 3.9.   Access to Certain Documentation and Information..39
              Section 3.10.  Calculation of Amount to be Distributed..........39
              Section 3.11.  REMIC-Related Covenants..........................39
              Section 3.12.  Allocation of Loss Amounts.......................39
              Section 3.13.  Prohibited Transactions Taxes and Other Taxes....40
              Section 3.14.  Tax Administration...............................40
              Section 3.15.  Appointment of Paying Agent and Certificate
                                Administrator.................................41
              Section 3.16.  Equal Status of Trustee Fee......................42
              Section 3.17.  Maintenance of the Rounding Accounts;
                                Collections Thereunder........................42

ARTICLE IV    THE CERTIFICATES................................................43
              Section 4.1.   The Certificates.................................43
              Section 4.2.   Certificates Issuable in Classes; Distributions
                                of Principal and Interest; Authorized
                                Denominations.................................48
              Section 4.3.   Registration of Transfer and Exchange of
                                Certificates..................................48
              Section 4.4.   Mutilated, Destroyed, Lost or Stolen
                                Certificates..................................49
              Section 4.5.   Persons Deemed Owners............................49
              Section 4.6.   Temporary Certificates...........................50
              Section 4.7.   Book-Entry for Book-Entry Certificates...........50
              Section 4.8.   Notices to Clearing Agency.......................51
              Section 4.9.   Definitive Certificates..........................51
              Section 4.10.  Office for Transfer of Certificates..............52

ARTICLE V     THE DEPOSITOR...................................................52
              Section 5.1.   Liability of the Depositor.......................52
              Section 5.2.   Merger or Consolidation of the Depositor.........52
              Section 5.3.   Limitation on Liability of the Depositor
                                and Others....................................53

ARTICLE VI    CONCERNING THE TRUSTEE..........................................53
              Section 6.1.   Duties of Trustee................................53
              Section 6.2.   Certain Matters Affecting Trustee................55
              Section 6.3.   Trustee Not Required to Make Investigation.......56
              Section 6.4.   Trustee Not Liable for Certificates or
                                Pooled Securities.............................56
              Section 6.5.   Trustee May Own Certificates.....................57
              Section 6.6.   Indemnification of Trustee.......................57
              Section 6.7.   Eligibility Requirements for Trustee.............57
              Section 6.8.   Resignation and Removal of Trustee...............58
              Section 6.9.   Successor Trustee................................58
              Section 6.10.  Merger or Consolidation of Trustee...............59
              Section 6.11.  Appointment of Co-Trustee or Separate Trustee....59
              Section 6.12.  Appointment of Custodians........................60
              Section 6.13.  Authenticating Agent.............................60
              Section 6.14.  Third Party Data Providers.......................61
              Section 6.15.  Reports to Securities and Exchange Commission....61

ARTICLE VII   TERMINATION.....................................................62
              Section 7.1.   Termination upon Purchase by the Depositor or
                                Liquidation of All Pooled Securities..........62
              Section 7.2.   Trusts Irrevocable...............................63
              Section 7.3.   Additional Termination Requirements..............63

ARTICLE VIII  MISCELLANEOUS PROVISIONS........................................64
              Section 8.1.   Amendment........................................64
              Section 8.2.   Limitation on Rights of Certificateholders.......65
              Section 8.3.   Governing Law; Jurisdiction......................66
              Section 8.4.   Notices..........................................66
              Section 8.5.   Severability of Provisions.......................66

                                    EXHIBITS

Exhibit A   -   Forms of Class A and Subordinate Certificates
Exhibit B   -   Form of Residual Certificate
Exhibit C   -   Schedule of Pooled Securities
Exhibit D   -   Form of Transferor Certificate
Exhibit E   -   Form of Transferee Affidavit and Agreement
Exhibit F   -   Form of Additional Matter Incorporated into the Form of the
                  Certificates
Exhibit G   -   Data Provider Data

      This Pooling Agreement, dated and effective as of July 1, 1999 (this "Agreement"), is executed by and between ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), and The First National Bank of Chicago, as trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in Article I hereof.

                              PRELIMINARY STATEMENT

      The Depositor at the Closing Date is the owner of the Pooled Securities and the other property being conveyed by it to the Trustee for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund as consideration for its transfer to the Trust Fund of the Pooled Securities and certain other assets and will be the owner of the Certificates. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Pooled Securities and the issuance to the Depositor of the Certificates representing in the aggregate the entire beneficial ownership of the Trust Fund. All covenants and agreements made by the Depositor and the Trustee herein with respect to the Pooled Securities and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates. The Depositor is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

      The Certificates issued hereunder have been offered for sale pursuant to a Prospectus, dated July 27, 1999, and a Prospectus Supplement, dated July 27, 1999, of the Depositor (together, the "Prospectus"). The Trust Fund created hereunder is intended to be the "Trust" as described in the Prospectus and the Certificates are intended to be the "Certificates" described therein.

      As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Pooled Securities and other related assets in the Trust Fund subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." Component R-1 of the Class R Certificate will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law.

      As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II". Component R-2 of the Class R Certificate will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designations, the Remittance Rate and initial Class Principal Balance for each Class of Certificates which, together with the Class R-2 Component, constitute the entire beneficial interests in REMIC II. Determined solely for purposes of satisfying Treasury regulation section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests and for each Class of Certificates shall be the first Distribution Date that is at least two years after the latest final Pooled Security Distribution Date of the Pooled Security that has, as of the Closing Date, the latest final Pooled Security Distribution Date, irrespective of its scheduled final Pooled Security Distribution Date.

The following table sets forth the designation, Remittance Rate, initial Class Principal Balance, and Last Scheduled Distribution Date for each Class of Certificates comprising the beneficial interests in REMIC II and the Class R Certificate:


                                          Initial Class
                          Remittance        Principal           Last Scheduled
Designation                Rate(1)          Balance           Distribution Date*
-----------               ---------         --------          ------------------
Class A                      (2)             $22,802,942          March 2029
Class B-1                   8.00%             10,960,000          March 2029
Class B-2                   8.00%              8,214,000          March 2029
Class B-3                   8.00%              5,776,000          March 2029
Class R'D'                  8.00%                    100(3)       March 2029

* The Distribution Date in the month after the maturity date for the latest maturing Pooled Security.
'D' The Class R Certificate is entitled to receive the Residual Distribution Amount.
(1) Interest distributed to the Certificates (other than the Principal Only Component) on each Distribution Date will have accrued during the preceding calendar month at the applicable per annum Remittance Rate.
(2) For purposes of calculating distributions, the Class A Certificates will be comprised of three Components having the designations, initial Component Principal Balances and Remittance Rates set forth below:



                            Initial Component Principal
  Designation                   or Notional Balance           Remittance Rate
  -----------                   -------------------           ---------------

Component A-1-C                      $15,582,530                  8.00%
Component A-2-C                        7,220,412                  0.00%(A)
Component A-3-C                          228,999                  8.00%(B)

            (A) Component A-2-C will not be entitled to distributions of interest and will receive principal only in respect of certain Pooled Securities.

            (B) Component A-3-C will accrue interest on the Component A-3-C Notional Amount and will not be entitled to receive distributions of principal.

(3) The Class R Certificate will be comprised of two components, Component R-1, which represents the sole residual interest in REMIC I (as defined herein), and Component R-2, which represents the sole residual interest in REMIC II (as defined herein).

                               W I T N E S S E T H

      In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

      Acquired Mortgage Asset: Any Underlying Mortgage Loan or related Mortgaged Property acquired and to be serviced and administered on behalf and for the benefit of the Trustee, as Pooled Securityholder, and the other holders of the related Underlying Series, all in accordance with the related Underlying Agreements.

      Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. The Trustee may obtain and rely on an Officer's Certificate of the Depositor to determine whether any Person is an Affiliate of such party.

      Aggregate Certificate Principal Balance: At any given time, the sum of the then current Class Principal Balances of all Classes of Certificates.

      Agreement: This Pooling Agreement and all amendments and supplements hereto.

      Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 6.13.

      Authorized Denomination: With respect to the Certificates (other than the Class B-2 and Class B-3 Certificates and the Class R Certificate), an initial Certificate Principal Balance equal to $25,000 each and integral multiples of $1 in excess thereof. The Class B-2 and Class B-3 Certificates are offered in minimum denominations equivalent to at least $1,000 initial Certificate Principal Balance each and multiples of $1,000 in excess thereof. With respect to the Class R Certificate, one Certificate with a Percentage Interest equal to 100%.

      Available Funds: With respect to a Distribution Date, (i) the aggregate amount on deposit in the Certificate Account for which both the Pooled Security distribution and the related Pooled Security Distribution Date Information have been received by the Trustee as of the immediately prior Pooled Security Distribution Date and (ii) any amounts on deposit in the Certificate Account in respect of the Class B-2 Rounding Amount or the Class B-3 Rounding Amount.

      Beneficial Holder: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

      Book-Entry Certificates: The Class A Certificates and the Class B Certificates, beneficial ownership and transfers of which shall be made through book entries as described in Section 4.7.

      Business Day: Any day other than a Saturday, a Sunday, or a day on which banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

      Certificate: Any one of the Certificates issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibits A and B hereto. The additional matter appearing in Exhibit F shall be deemed incorporated into Exhibits A and B as though set forth at the end of Exhibit A and at the end of Exhibit B, as applicable.

      Certificate Account: As defined in Section 3.3(a).

      Certificate Adjustment Amount: means the aggregate amount of principal payments received on the Pooled Securities in respect of the July Distribution, which shall be allocated to the Certificates and Components in accordance with the priorities set forth in the definition of "Certificate Distribution Amount."

      Certificate Administrator: As defined in Section 3.15.

      Certificate Distribution Amount: For any Distribution Date, the Available Funds shall be distributed to the related Certificates and Components in the following amounts and priority:

      (A) First, as principal to Component A-2-C of the Class A Certificates, the Discount Fractional Principal Amount;

      (B) Second, to the Senior Certificates and Components, concurrently, the sum of the Interest Distribution Amounts for such Classes and Components of Certificates (other than the Principal Only Component) remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

      (C) Third, to the Senior Certificates and Components, concurrently, the sum of the Interest Distribution Amounts for such Certificates and Components (other than the Principal Only Component) for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

      (D) Fourth, to the Subordinate Certificates, concurrently, the sum of the Interest Distribution Amounts for such Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

      (E) Fifth, to the Subordinate Certificates, concurrently, the sum of the Interest Distribution Amounts for such Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

      (F) Sixth, to the Senior Certificates and Components (other than Component A-2-C and Component A-3-C), the Senior Principal Amount for such Distribution Date as follows:

            (i) first, to the Class R Certificate, until its Class Principal Balance has been reduced to zero; and

            (ii) second, to Component A-1-C of the Class A Certificates, until the Component A-1-C Principal Balance has been reduced to zero, the remaining Senior Principal Amount;

      (G) Seventh, on each Distribution Date before the Credit Support Depletion Date, to Component A-2-C up to the applicable Subordinate Principal Amount (determined without regard to the proviso of such definition) for such Distribution Date, the portion of the Discount Fractional Principal Shortfall payable to Component A-2-C on previous Distribution Dates pursuant to paragraph (H) below and remaining unpaid from such previous Distribution Dates;

      (H) Eighth, on each Distribution Date before the Credit Support Depletion Date, to Component A-2-C up to the applicable Subordinate Principal Amount (determined without regard to the proviso of such definition) for such Distribution Date (less any amounts distributed to Component A-2-C pursuant to paragraph (G) above), the Discount Fractional Principal Shortfall for such Distribution Date, provided, that any amounts distributed in respect of the Discount Fractional Principal Shortfall pursuant to paragraph (G) above or this paragraph (H) shall not cause a further reduction of the Component A-2-C Component Principal Balance;

      (I) Ninth, sequentially, to the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates, in that order, an amount up to the Subordinate Principal Amount for such Distribution Date, until each of their Class Principal Balances have been reduced to zero;

      (J) Tenth, to the Senior Certificates, the amount of any unreimbursed Loss Amounts previously allocated to such Class of Senior Certificates, pro rata, based on the amount of unreimbursed Loss Amounts previously allocated to each Class of Senior Certificates, provided, that any amounts distributed in respect of unreimbursed Loss Amounts pursuant to this paragraph (J) shall not cause a further reduction in the Class Principal Balances of the Senior Certificates;

      (K) Eleventh, to the Subordinate Certificates, the amount of any unreimbursed Loss Amounts previously allocated to each Class of Subordinate Certificates, pro rata, based on the amount of unreimbursed Loss Amounts previously allocated to each Class of Subordinate Certificates, provided, that any amounts distributed in respect of unreimbursed Loss Amounts pursuant to this paragraph (K) shall not cause a further reduction in the Class Principal Balances of the Subordinate Certificates; and

      (L) Twelfth, to the Class R Certificate, the Residual Distribution Amount for such Distribution Date.

      Certificate Principal Balance: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

      Certificate Register and Certificate Registrar: The register maintained and the registrar appointed, respectively, pursuant to Section 4.3. Initially, the Certificate Registrar shall be The First National Bank of Chicago.

      Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Certificate Administrator or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee, the Certificate Registrar and the Paying Agent may conclusively rely upon an Officer's Certificate to determine whether any Person is an Affiliate of the Depositor or the Certificate Administrator.

      Certificateholders' Report: As defined in Section 3.8(a).

      Class: All Certificates having the same priority and rights to payments from the applicable Available Distribution Amount, designated as a separate Class, as set forth in the forms of Certificates attached hereto as Exhibits A and B.

      Class A Certificates: The Class A Certificates, designated as such on the face thereof in substantially the form attached hereto as Exhibits A-1.

      Class B Certificates: The Class B-1, Class B-2 and Class B-3 Certificates collectively, and designated as such on the face thereof in substantially the forms attached hereto as Exhibits A-2 through A-4, respectively.

      Class B-2 Rounding Account: The separate trust account established by the deposit as of the Closing Date of $999.99 and maintained by the Trustee pursuant to Section 3.17, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Class B-2 Certificateholders, or any other account serving a similar function acceptable to the Rating Agency, and which account provides that the Trustee may make, or cause to be made, withdrawals as provided in
Section 3.17 hereof.

      Class B-2 Rounding Amount: On any Distribution Date, the amount necessary to round the amount of any principal distributions to the Class B-2 Certificates on such Distribution Date upward to the next higher integral multiple of an amount equal to the excess of (a) $1,000, minus (b) the portion of the aggregate Loss Amount allocated to the Class B-2 Certificates on any prior Distribution Date and the Loss Amount allocated to the Class B-2 Certificates on such Distribution Date, expressed as an amount per $1,000 of Certificate Principal Balance.

      Class B-3 Rounding Account: The separate trust account established by the deposit as of the Closing Date of $999.99 and maintained by the Trustee pursuant to Section 3.17, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Class B-3 Certificateholders, or any other account serving a similar function acceptable to the Rating Agency, and which account provides that the Trustee may make, or cause to be made, withdrawals as provided in
Section 3.17 hereof.

      Class B-3 Rounding Amount: On any Distribution Date, the amount necessary to round the amount of any principal distributions to the Class B-3 Certificates on such Distribution Date upward to the next higher integral multiple of an amount equal to the excess of (a) $1,000, minus (b) the portion of the aggregate Loss Amount allocated to the Class B-3 Certificates on any prior Distribution Date and the Loss Amount allocated to the Class B-3 Certificates on such Distribution Date, expressed as an amount per $1,000 of Certificate Principal Balance.

      Class Principal Balance: For any Class of Certificates (other than the Class A Certificates) the applicable initial Class Principal Balance set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders from principal payments on the Pooled Securities, as reduced from time to time by (x) the Certificate Adjustment Amount, (y) distributions of principal to Certificateholders of such Class and
(z) the portion of Loss Amounts allocated to the Class Principal Balance of such Class pursuant to Section 3.12 with respect to a given Distribution Date. As of the Closing Date, the Class Principal Balance of any Class of Certificates shall be reduced pursuant to the definition of "Certificate Adjustment Amount." For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates pursuant to Section 3.12 shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "Certificate Distribution Amount". The Class Principal Balance for the Class B-1 Certificates shall be referred to as the "Class B-1 Principal Balance", the Class Principal Balance for the Class B-2 Certificates shall be referred to as the "Class B-2 Principal Balance" and so on.

      Class R Certificate: The Certificate designated as "Class R" on the face thereof in substantially the form attached hereto as Exhibit B, that is composed of Components R-1 and R-2, each of which has been designated as the sole class of "residual interests" in the REMIC I and REMIC II, respectively, pursuant to
Section 2.1.

      Class R Certificateholder: The registered Holder of the Class R
Certificate.

      Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities and Exchange Act of 1934, as amended, which initially shall be DTC.

      Closing Date: July 30, 1999, which is the date of settlement of the sale of the Certificates to the initial purchasers thereof.

      Code: The Internal Revenue Code of 1986, as amended.

      Component: A portion of the Class A Certificates representing parts of the entitlement of such Class to principal and/or interest as described in the Preliminary Statement hereto and the remainder of this Agreement and hereafter referred to as Component A-1-C, A-2-C and A-3-C.

      Component A-3-C Notional Amount: As of the Closing Date, approximately $228,999, and thereafter, with respect to any Distribution Date will equal to the sum of:

            (a)   with respect to the Premium Pooled Security:


                  (Pass-Through Rate                 (the current Principal
                  of the Premium           x         Balance of the
                  Pooled Security                    Premium Pooled
                  minus 8.00%)                       Security)
                  ---------------------------------------------------------
                                        8.00%

                                      plus

            (b)   with respect to DLJ 1998-2:


                  (the current                       (the current Principal
                  Pass-Through Rate     x            Balance of
                  of DLJ 1998-2                      DLJ 1998-2)
                  minus 6.80%)
                  ---------------------------------------------------------
                                      8.00%

                                      plus


            (c)   with respect to PNC 1998-14:



                  (the current                       (the current Principal
                  Pass-Through Rate     x            Balance of
                  of PNC 1998-14                     PNC 1998-14)
                  minus 6.50%)
                  ---------------------------------------------------------
                                      8.00%

                                      plus

            (d)   with respect to PNC 1998-6:



                  (the current                       (the current Principal
                  Pass-Through Rate     x            Balance of
                  of PNC 1998-6                      PNC 1998-6)
                  minus 6.50%)
                  ---------------------------------------------------------
                                      8.00%

      Component Notional Amount: With respect to Component A-3-C, the Component A-3-C Notional Amount.

      Component Principal Balance: For Components A-1-C and A-2-C of the Class A Certificates, the applicable initial Component Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Component in payments of principal due to be passed through to the holders of the Class A Certificates from principal payments on the Pooled Securities, as reduced from time to time by (x) the Certificate Adjustment Amount in respect of such

Component, (y) distributions of principal to the holders of the Class A Certificates in respect of such Component and (z) the portion of Loss Amounts allocated to the Component Principal Balance in respect of such Component pursuant to Section 3.12 with respect to a given Distribution Date. As of the Closing Date, the Component Principal Balance of any Component shall be reduced pursuant to the definition of "Certificate Adjustment Amount." For any Distribution Date, the reduction of the Component Principal Balance of any Component pursuant to the definition of "Loss Amount" shall be deemed effective prior to the determination and distribution of principal on such Component pursuant to the definition of "Certificate Distribution Amount." Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (G) or (H) of the definition of "Certificate Distribution Amount" shall not cause a further reduction in the Component A-2-C Component Principal Balance. The Component Principal Balance for Component A-1-C shall be referred to as the "Component A-1-C Principal Balance" and the Component Principal Balance for Component A-2-C shall be referred to as the "Component A-2-C Principal Balance." The Component Principal Balance of the Interest Only Component shall be zero.

      Component R-1: The component R-1 of the Class R Certificate, which shall represent the sole class of "residual interests" in REMIC I.

      Component R-2: The component R-2 of the Class R Certificate, which shall represent the sole class of "residual interests" in REMIC II.

      Corporate Trust Office: The corporate trust office of the Trustee in the State of Illinois, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at One First National Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Global Corporate Trust Services, and for purposes of Section 4.10, such office is located at 14 Wall Street, 8th Floor, New York, New York 10005.

      Credit Support Depletion Date: The first Distribution Date on which the aggregate of the Class Principal Balances of the Subordinate Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Loss Amounts on such Distribution Date.

      Custodial Agreement: The agreement, if any, among the Trustee and a Custodian providing for the safekeeping of the Pooled Securities on behalf of the Certificateholders.

      Custodian: A custodian which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

      Cut-Off Date: July 26, 1999.

      Data: As defined in Section 6.14.

      DCR: Duff & Phelps Credit Rating Co.

      Defective Pooled Security: Any Pooled Security subject to repurchase or substitution by the Depositor pursuant to Section 2.3 or Section 2.7.

      Definitive Certificates: As defined in Section 4.7.

      Denomination: The amount specified on a Certificate as representing the aggregate Pooled Security Information Date Principal Balance evidenced by such Certificate.

      Depositary Agreement: The Letter of Representations, dated July 27, 1999 by and among DTC, the Depositor and the Trustee.

      Depositor: ABN AMRO Mortgage Corporation, a Delaware corporation, or its successor-in-interest.

      Depository: DTC or any successor thereto.

      Discount Fraction: The Discount Pooled Security Discount Fraction, DLJ 1998-2 Discount Fraction, PNC 1998-6 Discount Fraction or PNC 1998-14 Discount Fraction, as applicable.

      Discount Fractional Principal Amount: For any Distribution Date, an amount equal to the sum of the following amounts:

            (a) with respect to each Discount Pooled Security, the Discount Pooled Security Discount Fraction of the amount of principal received as of the immediately preceding Pooled Security Distribution Date in respect of such Discount Pooled Security;

            (b) with respect to DLJ 1998-2, the DLJ 1998-2 Discount Fraction of the amount of principal received as of the immediately preceding Pooled Security Distribution Date in respect of DLJ 1998-2;

            (c) with respect to PNC 1999-6, the PNC 1998-6 Discount Fraction of the amount of principal received as of the immediately preceding Pooled Security Distribution Date in respect of PNC 1998-6; and

            (d) with respect to PNC 1998-14, the PNC 1998-14 Discount Fraction of the amount of principal received as of the immediately preceding Pooled Security Distribution Date in respect of PNC 1998-14.

      Discount Fractional Principal Shortfall: For any Distribution Date, an amount equal to the sum of the following amounts:

            (a) with respect to each Discount Pooled Security, the Discount Pooled Security Discount Fraction of any principal loss allocated to such Discount Pooled Security on such Distribution Date;

            (b) with respect to DLJ 1999-2, the DLJ 1998-2 Discount Fraction of any principal loss allocated to DLJ 1998-2 on such Distribution Date;

            (c) with respect to PNC 1998-6, the PNC 1998-6 Discount Fraction of any principal loss allocated to PNC 1998-6 on such Distribution Date; and

            (d) with respect to PNC 1998-14, the PNC 1998-14 Discount Fraction of any principal loss allocated to PNC 1998-14 on such Distribution Date;

      Discount Pooled Security: The Pooled Securities having Pass-Through Rate of less than 8.00% per annum.

      Discount Pooled Security Discount Fraction: For each Discount Pooled Security, the following fraction:

       8.00% minus the Pass-Through Rate on such Discount Pooled Security
       ------------------------------------------------------------------
                                      8.00%

      Disqualified Organization: As defined in Section 5.1(b).

      Distribution Date: With respect to distributions on the Certificates, the 2nd Business Day (or, if such 2nd day is not a Business Day, the Business Day immediately succeeding such 2nd day) after the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being August 27, 1999.

      DLJ 1998-2: DLJ Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 1998-2, Class C-B-3.

      DLJ 1998-2 Discount Fraction: With respect to DLJ 1998-2, 15.625%.

      DTC: The Depository Trust Company.

      DTC Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

      Eligible Account: Any account or accounts held and established by the Trustee in trust for the Certificateholders at any Eligible Institution.

      Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency, or (ii) the approval of the Rating Agency.

      Eligible Investments: Any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the following Distribution Date, regardless of whether issued by the Depositor, the Trustee or any of their respective Affiliates and having at the time of purchase, or at such other time as may be specified, the required ratings, if any, provided for in this definition:

      (a) direct obligations of, or guaranteed as to full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided, that such obligations are backed by the full faith and credit of the United States of America;

      (b) direct obligations of, or guaranteed as to timely payment of principal and interest by, FHLMC, FNMA or the Federal Farm Credit System, provided, that any such obligation, at the time of purchase or contractual commitment providing for the purchase thereof, is qualified by the Rating Agency as an investment of funds backing securities rated "AAA";

      (c) demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, provided, that the short-term deposit ratings and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institutions in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) have, in the case of commercial paper, the highest rating available for such securities by the Rating Agency and, in the case of long-term unsecured debt obligations, one of the two highest ratings available for the securities by the Rating Agency, or in each case such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates by the Rating Agency;

      (d) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving one of the two highest long-term debt ratings available for such securities by the Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates by the Rating Agency;

      (e) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by the Rating Agency in its highest short-term unsecured rating category at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by the Rating Agency in one of its two highest long-term unsecured rating categories, or such lower rating as will not result in the downgrading or withdrawal of the rating or ratings then assigned to any Class of Certificates by the Rating Agency;

      (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in one of the two highest rating levels available to such issuers by the Rating Agency at the time of such investment, provided, that any such agreement must by its term provide that it is terminable by the purchaser without penalty in the event any such rating is at any time lower than such level;

      (g) repurchase obligations with respect to any security described in clause (a) or (b) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in (c) above;

      (h) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and rated by the Rating Agency in one of its two highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any such corporation will not be Eligible Investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Certificate Account;

      (i) units of taxable money market funds (including those for which the Trustee or any affiliate thereof receives compensation with respect to such investment) which funds have been rated by the Rating Agency in its highest rating category or which have been designated in writing by the Rating Agency as Eligible Investments with respect to this definition;

      (j) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency as a permitted investment of funds backing securities rated "AAA"; and

      (k) such other obligations as are acceptable as Eligible Investments to the Rating Agency;

provided, however, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) and that no instrument or security shall be an Eligible Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

      FNMA: Federal National Mortgage Association, or any successor thereto.

      Independent: When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or any Affiliate of either and (iii) is not connected with the Depositor as an officer, employee, promotor, underwriter, trustee, partner, director or person performing similar functions.

      Indirect DTC Participants: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

      Interest Distribution Amount: On any Distribution Date, for any Class or Component of Certificates (other than the Principal Only Component), the amount of interest accrued on the respective Class or Component Principal Balance or Component Notional Amount, as applicable, at 1/12th of the related Remittance Rate for such Class or Component, before giving effect to the allocations of Loss Amounts or distributions to be made on such Distribution Date, reduced by Pooled Security Interest Shortfall pursuant to the definition of "Pooled Security Interest Shortfall". The Interest Distribution Amount for the Principal Only Components on any Distribution Date shall equal zero.

      Interest Only Component: Component A-3-C, which will not be entitled to receive principal.

      Interested Person: The Depositor, any Holder of a Certificate, or any Affiliate of any such Person.

      July Distribution: With respect to each Pooled Security, the Pooled Security distribution scheduled to be paid on July 26, 1999, whether or not paid on such date.

      Loans: One- to four-family, conventional, fixed-rate, first lien mortgage loans or cooperative loans secured by shares in cooperative corporations.

      Loss Amount: With respect to any Distribution Date, an amount equal to the greater of (a) zero and (b) an amount equal to the excess of (i) the aggregate outstanding principal balance of the Certificates after giving effect to all distributions on such date, minus (ii) the aggregate Pooled Security Distribution Date Principal Balance of the Pooled Securities immediately following the immediately preceding Pooled Security Distribution Date.

      Majority Class Certificateholders: For any Class, the Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Percentage Interests of all the Certificates of such Class.

      Monthly Payment: The scheduled payment of principal and interest on an Underlying Mortgage Loan which is due on the related due date for such Underlying Mortgage Loan.

      Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note.

      Mortgage Loan Information Date: June 1, 1999.

      Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Loan.

      Mortgaged Property: The real property, together with improvements thereto, or the shares of cooperative corporations securing the indebtedness of the Mortgagor under a Mortgage.

      Mortgagor: The obligor on a Mortgage Note.

      Non-U.S. Person: A Person that is not a U.S. Person.

      Notice of Final Distribution: With respect to the Pooled Securities, any notice provided pursuant to the related Underlying Agreement to the effect that final distribution on a Pooled Security shall be made only upon presentment and surrender thereof. With respect to a Class of Certificates, the notice to be provided pursuant to Section 7.1 to the effect that final distribution on such Class of Certificates shall be made only upon presentment and surrender thereof.

      Officer's Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

      Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Depositor, or any Affiliate of the Depositor, acceptable to the Trustee; provided, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

      Other Pooled Security Distribution Date Information: With respect to any Pooled Security Distribution Date and the related Pooled Security for which a Pooled Security Distribution Date Statement has not been received by the Trustee as of the close of business on such Pooled Security Distribution Date, information obtained by the Trustee by such means as the Trustee deems reliable, including by telephone, fax or other electronic means, constituting all information with respect to such

Pooled Security necessary to calculate the distribution to be made on the Certificates with respect to such Pooled Security.

      Ownership Interest: As defined in Section 4.1(b).

      Pass-Through Entity: As defined in Section 4.1(b).

      Pass-Through Rate: For each Pooled Security, a rate equal to the Pooled Security Interest Rate for such Pooled Security less the applicable per annum percentage rate of the Trustee Fee.

      Paying Agent: As defined in Section 3.15.

      Percentage Interest: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

            (i) with respect to any Regular Interest Certificate, its Certificate Principal Balance divided by the applicable Class Principal Balance; and

            (ii) with respect to the Class R Certificate, the percentage set forth on the face of such Certificate.

      (b) With respect to the rights of each Certificate in connection with Sections 4.9, 6.3, 6.8 and 8.1, "Percentage Interest" shall mean the percentage undivided beneficial interest evidenced by such Certificate in the Trust Fund, which for purposes of such rights only shall equal:

            (i) with respect to any Certificate the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance; and

            (ii) with respect to the Class R Certificate, zero.

      Permitted Transferee: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government or International Organization, or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any electing large partnership under Section 775 of the Code, (vi) any other Person from whom the Trustee or the Certificate Registrar has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Plan: As defined in Section 4.1(d)(i).

      PNC 1998-6: PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-6, Class C-B-3.

      PNC 1998-6 Discount Fraction: With respect to PNC 1998-6, 19.375%.

      PNC 1998-14: PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-14, Class D-B-3.

      PNC 1998-14 Discount Fraction: With respect to PNC 1998-14, 19.375%.

      Pooled Security: The 20 mortgage-backed securities sold by the Depositor to, and registered in the name of or held for the benefit of, the Trustee pursuant to Section 2.1 or Section 2.7 and as more particularly set forth on Exhibit C attached hereto as it may be amended from time to time (excluding from and after the respective date of substitution or repurchase any Defective Pooled Securities and including from and after the date of substitution any Substituted Pooled Securities).

      Pooled Security Credit Support: With respect to each Pooled Security the amount of credit support for such Pooled Security, expressed as the percentage that such credit support, if any, represents of the aggregate outstanding principal balance of the Underlying Mortgage Loans with respect to such Pooled Security as of any Pooled Security Distribution Date.

      Pooled Security Distribution Date: With respect to each Pooled Security, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month.

      Pooled Security Distribution Date Information: With respect to any Pooled Security for which the related Pooled Security Distribution Date Statement is available on any Pooled Security

Distribution Date, such Pooled Security Distribution Date Statement, and with respect to any Pooled Security for which the related Pooled Security Distribution Date Statement is not available on any Pooled Security Distribution Date, the related Other Pooled Security Distribution Date Information.

      Pooled Security Distribution Date Statement: Each report provided monthly to holders of Pooled Securities in connection with each Pooled Security Distribution Date pursuant to the related Underlying Agreement.

      Pooled Security Distribution Date Principal Balance: As of any Pooled Security Distribution Date with respect to any Pooled Security, the Pooled Security Information Date Principal Balance of such Pooled Security reduced by all principal payments received by the Trustee in respect of such Pooled Security (other than principal payments received in respect of the July Distribution) since the Pooled Security Information Date for which both the Pooled Security distribution and the related Pooled Security Date Information have been received by the Trustee as of such Pooled Security Distribution Date.

      Pooled Security Information Date: With respect to each Pooled Security, the related June 1999 Pooled Security Distribution Date.

      Pooled Security Information Date Principal Balance: With respect to any Pooled Security, the principal balance of such Pooled Security remaining to be paid as of the close of business on the Pooled Security Information Date after deduction of all principal payments paid in respect of such Pooled Security (without duplication) (i) on or before such date and (ii) in respect of the July Distribution.

      Pooled Security Interest Rate: For any Pooled Security, the stated interest rate payable on such Pooled Security, as indicated in the related Pooled Security Distribution Date Information.

      Pooled Security Interest Shortfall: For any Distribution Date, the aggregate amount of Uncollected Interest with respect to the Pooled Securities as of the related Pooled Security Distribution Date, which shall be allocated to each Class of Certificates and Components (other than the Principal Only Component) pro rata according to the amount of interest accrued thereon in reduction thereof.

      Pooled Security Schedule: The schedule, as amended from time to time, of Pooled Securities attached hereto as Exhibit C, which shall set forth as to each Pooled Security the following, among other things:

      (i)   the issuer name;

      (ii)  the series;

      (iii) the class;

      (iv)  the current trustee;

      (v)   the original principal balance;

      (vi)  the Pooled Security Information Date Principal Balance;

      (vii) the pass-through rate as of the Pooled Security Information Date;
            and

      (viii) the rating as of the Pooled Security Information Date.

      Pooled Securityholder: With respect to Pooled Securities in physical form, the registered holder of the Pooled Securities, which following the execution and delivery of this Agreement by the parties hereto and registration on the books of the applicable trustee with respect to the Underlying Series, shall be the Trustee for the benefit of the Certificateholders and with respect to Pooled Securities in book-entry form, the Trustee or its DTC Participant for the benefit of the Certificateholders.

      Premium Pooled Security: The Pooled Security with a Pass-Through Rate greater than 8.00% per annum.

      Prepaid Monthly Payment: Any payment on an Underlying Mortgage Loan received prior to its scheduled due date, which is intended to be applied to the Underlying Mortgage Loan on its scheduled due date.

      Prepayment: Any payment on an Underlying Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment or a Prepaid Monthly Payment.

      Prepayment Interest Shortfall: With respect to any Prepayment, any shortfall in the amount of interest collected in respect of the related Underlying Mortgage Loan as a result of such Prepayment, less any amounts advanced by the related servicer in respect of such Prepayment under the terms of the related Underlying Agreement.

      Principal Balance: At the time of any determination, the Pooled Security Information Date Principal Balance of a Pooled Security reduced by all principal payments received by the Trustee in respect of such Pooled Security (other than principal payments received in respect of the July Distribution) since the Pooled Security Information Date.

      Principal Only Component: Component A-2-C of the Class A Certificate.

      Principal Payment Amount: On any Distribution Date, the sum of (i) the principal payments on the Pooled Securities received on the immediately preceding Pooled Security Distribution Date, and (ii) any other payments of principal which were received on the Pooled Securities since the second immediately preceding Pooled Security Distribution Date.

      Pro Rata Allocation: The allocation of the principal portion of losses relating to a Pooled Security to the Senior Certificates (other than the Principal Only Component and Interest Only Component) or to the Subordinate Certificates, as applicable, pro rata according to their outstanding Class Principal Balances or Component Principal Balances (except if the loss is recognized with respect to DLJ 1998-2, PNC 1998-6, PNC 1998-14 or a Discount Pooled Security, in which event the related Discount Fraction of such loss will first be allocated to the Principal Only Component and the remainder of such loss will be allocated as described above in this definition without regard to this parenthetical) in reduction thereof.

      Purchase Obligation: An obligation of the Depositor to repurchase Pooled Securities under the circumstances and in the manner provided in Section 2.2 or
Section 2.3.

      Purchase Price: With respect to any Pooled Security to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, plus accrued and unpaid interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Pooled Security shall be purchased or required to be purchased pursuant to Section 2.3, or more than two years after the Closing Date, unless (a) the Pooled Security to be purchased is in default, or default is in the judgment of the Depositor reasonably imminent, or (b) the Depositor, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Pooled Security will not give rise to a tax on a prohibited transaction, as defined in
Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Depositor will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

      Random Lot: With respect to any Distribution Date on which a distribution is to be made on any Class B-2 or Class B-3 Certificate (as described in Section 3.5(d)), the method by which the Depository will determine which Class B-2 or Class B-3 Certificate will be paid principal, using its established random lot procedures or, if such Certificates are no longer represented by a Book-Entry Certificate, using the Paying Agent's, or if no Paying Agent has been appointed hereunder, the Trustee's procedures.

      Rating Agency: Initially, DCR and thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Depositor, or their respective successors in interest.

      Ratings: As of any date of determination, the ratings, if any, of the Certificates as assigned by each Rating Agency.

      Realized Loss: A loss incurred on a defaulted Underlying Mortgage Loan, as reported on the related Pooled Security Distribution Date Statement.

      Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

      Regular Interest Certificates: The Certificates, other than the Class R Certificate.

      REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

      REMIC I: The pool of assets consisting of the Trust Fund.

      REMIC I Regular Interests: The regular interests in REMIC I as described in Section 2.4 of this Agreement.

      REMIC II: The pool of assets consisting of the REMIC I Regular Interests and all payments of principal or interest on or with respect to the REMIC I Regular Interests after the Pooled Security Information Date.

      REMIC Opinion: As defined in Section 2.7(d).

      REMIC Provisions: Sections 860A through 86OG of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

      Remittance Rate: For each Class of Certificates or Components, the per annum rate set forth as the Remittance Rate for such Class or Component in the Preliminary Statement hereto.

      Residual Certificate: The Class R Certificate, which is being issued in a single class. Components R-1 and R-2 of the Class R Certificate is hereby each designated the sole Class of "residual interests" in REMIC I and REMIC II, respectively, for purposes of Section 860G(a)(2) of the Code.

      Residual Distribution Amount: On any Distribution Date, any portion of the Available Funds remaining after all distributions to the Certificates pursuant to the definition of Certificate Distribution Amount. Upon termination of the obligations created by this Agreement and the Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Certificateholders of the amounts set forth in Section 7.1 of this Agreement, and subject to the conditions set forth therein.

      Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice-President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller, any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and in each case having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or any other Person, the Chairman or Vice-Chairman of the Board of Directors, the Chairman or Vice-Chairman of any executive committee of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, or any other officer of the Depositor customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Rounding Accounts: The Class B-2 Rounding Account and the Class B-3 Rounding Account, collectively.

      Securities Act: The Securities Act of 1933, as amended.

      Seller: Donaldson, Lufkin & Jenrette Securities Corporation.

      Senior Certificates: The Class A Certificates and Class R Certificate, collectively.

      Senior Percentage: As of the Closing Date, approximately 38.4446555775%, and thereafter, with respect to any Distribution Date, the sum of the Component A-1-C Principal Balance and the Class Principal Balance of the Class R Certificate immediately preceding such Distribution Date divided by the Aggregate Certificate Principal Balance (other than the Component A-2-C Principal Balance), in each case immediately prior to such Distribution Date.

      Senior Principal Amount: For any Distribution Date, an amount equal to the Senior Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to the Discount Fractional Principal Amount).

      Single Certificate: A Certificate with an original Certificate Balance of $1,000.

      Subordinate Certificates: The Class B-1, Class B-2 and Class B-3 Certificates, collectively, and designated as such on the face thereof in substantially the form attached hereto as Exhibits A-2 through 4, respectively.

      Subordinate Percentage: As of the Closing Date, approximately 61.5553444225%, and thereafter, with respect to any Distribution Date, the excess of 100% over the applicable Senior Percentage for such date.

      Subordinate Principal Amount: For any Distribution Date, an amount equal to the Subordinate Percentage of the Principal Payment Amount (exclusive of the portion thereof attributable to the Discount Fractional Principal Amount); provided, however, that the Subordinate Principal Amount shall be reduced by the amounts required to be distributed to Component A-2-C with respect to the Discount Fractional Principal Shortfall on such Distribution Date.

      Substituted Pooled Security: A Pooled Security substituted by the Depositor for a Defective Pooled Security which must, on the date of such substitution, (i) have an outstanding Principal Balance, not in excess of and not more than 5% less than the Principal Balance of the Defective Pooled Security, (ii) have a Pooled Security Interest Rate not less than the Pooled Security Interest Rate of the Defective Pooled Security, (iii) have a last scheduled distribution date not more than six months earlier and not later than the last scheduled distribution date of the Defective Pooled Security, (iv) comply with each representation and warranty set forth in Section 2.3 (deemed to be made as of the Substitution Date), and (v) have the same or comparable rating of at least one nationally recognized statistical rating organization. More than one Substituted Pooled Security may be substituted for a Defective Pooled Security if each such Substituted Pooled Security meets the attributes set forth in (ii), (iii), (iv) and (v) above, and the attribute in (i) above in the aggregate.

      Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 2.7, the excess of (i) the Principal Balance of the Defective Pooled Security (after application of principal payments received on or before the date of substitution of any Substituted Pooled Security), together with all accrued and unpaid interest over (ii) the Principal Balance of such Substituted Pooled Security as of the date of substitution.

      Substitution Date: As defined in Section 2.7.

      Tax Matters Person: The Holder of the Class R Certificate issued hereunder or any Permitted Transferee of such Class R Certificateholder shall be the initial "tax matters person" for REMIC I and REMIC II within the meaning of
Section 6231(a)(7) of the Code. For tax years commencing after any transfer of the Class R Certificate, the holder of the greatest Percentage Interest in the Class R Certificate at year end shall be designated as the Tax Matters Person with respect to that year. If the Tax Matters Person becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R Certificate that is not a Disqualified Organization shall be Tax Matters Person pursuant to Section 5.1(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

      Transfer: As defined in Section 4.1(b).

      Transferee: As defined in Section 4.1(b).

      Transferee Affidavit and Agreement: As defined in Section 4.1(c)(i)(B).

      Trust Fund: The corpus of the trust created pursuant to Section 2.1 of this Agreement. The Trust Fund consists of (i) the Pooled Securities and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee, including the Certificate Account and the Rounding Accounts, and
(iii) the rights and remedies of the Depositor contained in Section 3.01 of the Pooled Securities Purchase Agreement dated as of July 1, 1999, between the Seller and the Depositor.

      Trustee: The First National Bank of Chicago, or its successor-in-interest as provided in Section 6.9, or any successor trustee appointed as herein provided.

      Trustee Fee: For each Pooled Security, a fee per annum equal to 0.050% of the outstanding Principal Balance thereof which shall be paid to the Trustee.

      Uncollected Interest: With respect to any Pooled Security on any Pooled Security Distribution Date, the aggregate amount of Prepayment Interest Shortfalls on the related Underlying Mortgage Loans allocated to such Pooled Security.

      Underlying Agreements: The agreements pursuant to which the related Pooled Securities were issued, as in effect on the Closing Date.

      Underlying Event of Default: An event of default under an Underlying Agreement.

      Underlying Mortgage Loans: The Loans included in an underlying trust in which a Pooled Security evidences a beneficial ownership interest.

      Underlying Series: Each series of securities which includes one or more classes of Pooled Securities, as set forth on Exhibit C hereto.

      Underwriters: Donaldson, Lufkin & Jenrette Securities Corporation and ABN AMRO Incorporated.

      U.S. Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part 1 of subchapter J of chapter 1 of the Code), and which was treated as a U.S. Person on August 20, 1996 may elect to continue to be treated as a U.S. Person notwithstanding the previous sentence.

      Withdrawal Date: The Business Day immediately preceding the related Distribution Date.

      All references to the origination date or original date in the Pooled Securities Schedule with respect to a Pooled Security shall refer to the date upon which the related Pooled Security was initially purchased.

                                   ARTICLE II

                            CONVEYANCE OF TRUST FUND;
                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section 2.1. Conveyance of Trust Fund. The Depositor, concurrently with the execution and delivery hereof, does hereby irrevocably sell, convey and assign to the Trustee and REMIC I without recourse all the right, title and interest of the Depositor in and to the Trust Fund and to REMIC II without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests, for the benefit respectively of REMIC II and the Certificateholders, including all interest and principal received by the Depositor with respect to the Pooled Securities after the Cut-Off Date (and including without limitation payments of principal and interest paid after the Cut-Off Date, but not including payments of principal and interest paid on the Pooled Securities (without duplication) (i) on or before the Cut-Off Date and
(ii) in respect of the July Distribution). The Depositor, at its own expense, shall file or cause to be filed protective Form UCC-1 financing statements with respect to the Pooled Securities in the State of Illinois or other applicable jurisdiction, listing itself as "Debtor" under such financing statement and listing the Trustee, for the benefit of the Certificateholders, as "Secured Party" under such financing statement.

      In connection with such transfer and assignment, and concurrently with its execution and delivery of this Agreement, or, with respect to Substitute Pooled Securities, on the date of substitution, the Depositor shall deliver the Pooled Securities to the Trustee, as trustee (or, with respect to Pooled Securities in book-entry form, deliver evidence of the Trustee's interest in such Pooled Securities). To the extent available, the Depositor also shall provide the Trustee no later than the Closing Date or, with respect to Substitute Pooled Securities, on Substitution Date, the offering documents and the Underlying Agreements with respect to each Pooled Security and the most recent Pooled Security Distribution Date Statement received by the Depositor.

      All rights arising out of Pooled Securities including, without limitation, all funds received on or in connection with a Pooled Security shall be held by the Trustee in trust for the benefit of the Certificateholders. The Trustee shall maintain a complete set of books and records for each Pooled Security which shall be clearly marked to reflect the ownership of each Pooled Security by the Trustee for the benefit of the Certificateholders.

      It is the express intent of the parties to this Agreement that the conveyance of the Pooled Securities by the Depositor to the Trustee as provided in this Section 2.1 be, and be construed as, a sale of the Pooled Securities by the Depositor to the Trustee and that the sale of the Certificates to the Certificateholders, if they are sold, be, and be construed as, a sale of a 100% interest in the Pooled Securities and the Trust Fund to such Certificateholders, respectively. It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Pooled Securities by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties to this Agreement, the Pooled Securities are held to be property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Pooled Securities, then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this Section
2.1 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest in and to the Pooled Securities and all amounts payable to the holders of the Pooled Securities in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account and the Rounding Accounts, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "in possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing). The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Pooled Securities, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

      The Trustee is authorized to appoint any bank or trust company approved by the Depositor as Custodian of the documents or instruments referred to in this
Section 2.1, and to enter into a Custodial Agreement for such purpose and any documents delivered thereunder shall be delivered to the Custodian and any Officer's Certificates delivered with respect thereto shall be delivered to the Trustee and the Custodian.

      Section 2.2. Acceptance by Trustee. The Trustee acknowledges, subject to the provisions of Section 2.1, receipt of the Pooled Securities referred to in
Section 2.1 above, and declares that it holds and will hold such documents and the other documents constituting a part of the items of property included in the Trust Fund delivered to it as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders.

      Section 2.3. Representations and Warranties of the Depositor. (a) The Depositor hereby represents and warrants to the Trustee as of the Closing Date:

            (i) that the information referred to in the Pooled Security Schedule was true and correct in all material respects as of the Pooled Security Information Date;

            (ii) immediately prior to the sale of the Pooled Securities to the Trustee, the Depositor was the sole owner and holder of the Pooled Securities, free an clear of any and all liens, pledges, participations, charges, mortgages, encumbrances or security interests of any nature whatsoever, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same; and

            (iii) the Depositor has the requisite power and authority to sell the Pooled Securities and all corporate and other action required to be taken for the sale of the Pooled Securities hereunder has been taken.

      Upon discovery by the Seller, the Depositor or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.3 that materially and adversely affects the value of the Pooled Securities or the interests of the Trustee in the related Pooled Security, the party discovering such breach shall give prompt written notice to the other party. Pursuant to such notice, the Depositor shall be directed to cure such breach. Within 60 days of its discovery or its receipt of notice of breach, if the Depositor, or the Seller at the direction of the Depositor, has not cured such breach in all material respects, the Depositor shall either substitute a Substituted Pooled Security for the Defective Pooled Security as provided in Section 2.7 or shall purchase the Defective Pooled Security from the Trustee on the first day of the month in the month following the month in which such 60-day period expired for the Purchase Price of such Pooled Security. Upon receipt of either a Substituted Pooled Security or the Purchase Price by the Trustee, the Trustee shall release the Defective Pooled Security to the Depositor, and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Depositor or its designee any Pooled

Security released pursuant hereto. It is understood and agreed that the obligation of the Depositor to cure, substitute or repurchase any Pooled Security as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive as the obligation of the Depositor, the Seller or their respective successors.

      It is understood and agreed that the representations and warranties set forth in this Section 2.3 shall survive delivery of the respective Pooled Securities to the Trustee. Upon discovery by the Depositor or the Trustee or any Custodian of a breach of any of the foregoing representations and warranties (referred to herein as a "breach"), without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Depositor as to the facts stated therein, which breach materially and adversely affects the interests of the Certificateholders in the related Pooled Security, the party discovering such breach shall give prompt written notice to the others and to the Rating Agency.

            (b) The Depositor hereby represents and warrants to the Trustee as of the Closing Date:

                  (i) The Depositor is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification. The Depositor has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

                  (ii) The execution and delivery by the Depositor of this
            Agreement and the consummation of the transactions contemplated hereby have each been duly and validly authorized by all necessary action, and this Agreement constitutes a valid and legally binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except that (i) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
            (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

                  (iii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate, conflict with, result in a breach of, constitute a default under or be prohibited by, or require any additional approval, waiver or consent under the Depositor's charter or by-laws or any instrument or agreement to which it is a party or by which it is bound or any federal or state law, rule or regulation or any judicial or administrative decree, order, ruling or regulation applicable to it; and

                  (iv) There is no litigation or action at law or in equity
            pending, or, to the Depositor's knowledge, threatened against the Depositor and no proceeding or investigation of any kind is pending or, to the Depositor's knowledge, threatened, by any federal, state or local government or administrative body, which could reasonably be expected to materially and adversely affect the Depositor's ability to consummate the transactions contemplated hereby.

      Section 2.4. Authentication and Delivery of Certificates; Designation of Certificates as REMIC Regular and Residual Interests.

      (a) The Trustee acknowledges the transfer to the extent provided herein and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates evidencing the entire ownership of the Trust Fund.

      (b) This Agreement shall be construed so as to carry out the intention of the parties that each of REMIC I and REMIC II be treated as a REMIC at all times prior to the date on which the Trust Fund is terminated. The "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC II shall consist of the Class A Certificates and the Subordinate Certificates. The "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code) in REMIC II shall consist of Component R-2 of the Class R Certificate. The "regular interests" (within the meaning of Section 860(G)(a)(1) of the Code) of REMIC I shall consist of the Component A-1-C Regular Interest, the Component A-2-C Regular Interest, the Component A-3-C Regular Interest, the Class B-1 Regular Interest, the Class B-2 Regular Interest and the Class B-3 Regular Interest. The "residual interest" (within the meaning of Section 860(G)(a)(2) of the Code) of REMIC I shall consist of Component R-1 of the Class R Certificate.

      (c) All payments with respect to each of the Class A-1-C, A-2-C and A-3-C Components and the Class B-1, B-2 and B-3 Certificates shall each be considered to have been made solely from the Regular Interest of REMIC I having the same designation.

      (d) The interest rate of each of the REMIC Regular Interest Components A-1-C and A-3-C and Class B-1, B-2 and B-3 of REMIC I shall be the same as the Remittance Rate of the Certificate or Component of REMIC II having the same designation. The Component A-2-C Regular Interest Class shall not bear interest, but will receive principal only in respect of certain Pooled Securities.

      (e) The principal balance of each of the Regular Interests of REMIC I is equal at all times to the Class Principal Balance or Component Principal Balance of the Class or Component of REMIC II which has the same designation. The notional principal balance of the Component A-3-C Regular Interest is equal at all times to the Component A-3-C Notional Amount.

      Section 2.5. Designation of Startup Day. The Closing Date is hereby designated as the "startup day" of each of REMIC I and REMIC II within the meaning of Section 860G(a)(9) of the Code.

      Section 2.6. No Contributions. The Trustee shall not accept or make any contribution of cash to the Trust Fund after 90 days of the Closing Date, and shall not accept or make any contribution of other assets to the Trust Fund unless, in either case, it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Class A or Subordinate Certificates are outstanding or subject the Trust Fund to any tax on contributions to the REMIC under Section 860G(d) of the Code.

      Section 2.7. Substitution of Pooled Securities.

      (a) On any date within two years following the Closing Date and which is on or before the date on which the Depositor would otherwise be required to repurchase a Pooled Security pursuant to Section 2.3, the Depositor may deliver, or cause the Seller to deliver, to the Trustee one or more Substituted Pooled Securities in substitution for a Defective Pooled Security which the Depositor would otherwise be required to repurchase pursuant to Section 2.3. In connection with any such substitution, the Depositor shall, or cause the Seller to, calculate the Substitution Adjustment, if any, and shall deposit such amount in an account at the direction of the Trustee on the date of which substitution (the "Substitution Date").

      (b) The Depositor shall, or cause the Seller to, notify the Trustee in writing not less than five business days on or before the date on which the Depositor would otherwise be required to repurchase any Defective Pooled Security pursuant to Section 2.3 of its intention to effect a substitution under this Section. On the Substitution Date, the Seller, at the direction of the Depositor, shall cause the Substituted Pooled Security to be registered in the name of the Trustee and to be delivered to the Trustee and shall confirm that the representations and warranties contained in Section 2.3 are true and correct in all material respects with respect to the Substituted Pooled Security as of such Substitution Date, provided that remedies for any breach of such representations and warranties are limited as set forth in Section 2.3 and this Section.

      (c) Concurrently with the satisfaction of the conditions set forth in this
Section 2.7(a) and (b) above and the transfer of such Substituted Pooled Securities to the Trustee pursuant to this Section, Exhibit C to this Agreement shall be deemed to be amended to exclude the Defective Pooled Security and to include the information with respect to such Substituted Pooled Securities, and all references in this Agreement to the Pooled Securities shall include such Substituted Pooled Securities and be deemed to be made on or after the related Substituted Date, as the case may be, as to such Substituted Pooled Securities.

      (d) In connection with the transfer of any Substituted Pooled Securities to the Trustee pursuant to this Section 2.7, the Seller, at the direction of the Depositor, shall deliver to the Depositor and the Trustee an Opinion of Counsel to the effect that such substitution will not cause (x) any federal tax to be imposed on the trust, including, without limitation, any Federal tax imposed on the "prohibited transactions" under Section 860G(d)(1) of the Code or (y) the trust to fail to qualify as a REMIC at any time that any Certificate is outstanding (a "REMIC Opinion"). In the event that such opinion indicates that a substitution will result in the imposition of a prohibited transaction tax, give rise to net taxable income or be deemed a contribution to the REMIC, the Seller at the direction of the Depositor, or the Depositor shall not substitute for any such Pooled Securities until the REMIC Opinion to the effect referred to in the preceding sentence may be rendered.

                                   ARTICLE III

                     ADMINISTRATION OF THE POOLED SECURITIES

      Section 3.1. Administration of the Trust and the Pooled Securities. If at any time the Trustee, as a holder of a Pooled Security, is requested in such capacity, whether by a Certificateholder, a holder of a certificate of the related Underlying Series or a party to the related Underlying Agreement or any other Person, to take any action or to give any consent, approval or waiver, including without limitation in connection with the servicing and administration of Acquired Mortgage Assets, an amendment of any related Underlying Agreement or the occurrence of an Underlying Event of Default, the Trustee shall promptly notify the Depositor and all Certificateholders of such request and shall, in its capacity as a holder of the Pooled Securities, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request as shall be directed in writing by the Holders of Certificates having a Percentage Interest aggregating not less than 51% of the Trust Fund. The Trustee shall promptly furnish to the Depositor and, upon the written request and at the expense of a Certificateholder, will make available to each Certificateholder, all notices, statements, reports or other information that it receives as holder of the Pooled Securities, including without limitation information regarding the Underlying Mortgage Loans and any Acquired Mortgage Assets.

      Section 3.2. Collection of Monies. (a) In connection with its receipt of any distribution on the Pooled Securities on any Pooled Security Distribution Date (or such later date on which the Trustee shall receive the related Pooled Security Distribution Date Information), the Trustee shall review the related Pooled Security Distribution Date Information delivered to it and shall confirm that the aggregate amount of such distribution received is consistent with such information (it being understood that the Trustee shall be entitled to rely on the accuracy and correctness of such information).

      If the Trustee shall gain actual knowledge of any Underlying Event of Default, the Trustee shall promptly notify the Certificateholders and the Depositor of such occurrence and such parties shall proceed in accordance with the terms and conditions of Section 3.1.

      (b) If a Responsible Officer of the Trustee receives a Notice of Final Distribution in respect of any Pooled Security, the Trustee shall present and surrender the related Pooled Security which is in certificated form for final payment thereon in accordance with the terms and conditions of the related Underlying Agreement and such notice. The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of such Pooled Security for distribution in accordance with Section
3.5 hereof on the next succeeding Distribution Date.

      Section 3.3. Establishment of the Certificate Account; Deposits Therein.
(a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more trust accounts (collectively, the "Certificate Account"), each of which shall be an Eligible Account, entitled "The First National Bank of Chicago, as Trustee for the registered holders of ABN AMRO Mortgage Corporation Resecuritization Pass-Through Certificates, Series 1999-RS1," held in trust by the Trustee for the benefit of the Certificateholders. The Trustee shall cause all distributions received on the Pooled Securities by the Trustee in its capacity as holder of the Pooled Securities, from whatever source, and all amounts received by it representing payment of a Purchase Price pursuant to
Section 2.3 or 7.1, subsequent to the Closing Date to be deposited directly into the Certificate Account. The Certificate Account is initially located at the Trustee. The Trustee shall give notice to the Depositor and to Certificateholders of any new location of the Certificate Account prior to any change thereof.

      (b) In the event that payments in respect of the Pooled Securities are received by the Trustee prior to the related Distribution Date, the Trustee may hold such funds uninvested or invest such funds deposited in the Certificate Account in one or more Eligible Investments held in the name of the Trustee and shall receive as compensation, in addition to the Trustee Fee, that portion of investment income earned on such Eligible Investments. Notwithstanding the foregoing, no such Eligible Investment may mature later than the day before such related Distribution Date and no such investment shall be sold prior to its maturity date. The amount of any net losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized.

      (c) With respect to the Certificate Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. 'SS' 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

      Section 3.4. Permitted Withdrawals From the Certificate Account. (a) The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

            (i) to make distributions in the amounts and in the manner provided for in Section 3.5;

            (ii) to pay to itself from any deposit in the Certificate Account as to interest, to the extent permitted by this Agreement, the Trustee Fees pursuant to Section 3.6, or otherwise to pay to itself any unpaid Trustee Fees;

            (iii) to pay to the Person entitled thereto any amount deposited in the Certificate Account in error; and

            (iv) to clear and terminate the Certificate Account upon the termination of this Agreement.

      (b) On each Distribution Date, the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.4 and in Section 3.5.

      Section 3.5. Distributions. (a) On each Distribution Date, the Trustee or the Paying Agent, if any, shall withdraw from the Certificate Account the Available Funds on deposit in the Certificate Account as of such Distribution Date and shall distribute to each Certificateholder, from the amount so withdrawn and to the extent of the Available Funds, such Certificateholder's share (based on the aggregate Percentage Interests represented by the Certificates of the applicable Class held by such Certificateholder) of the amounts and in the order of priority as set forth in the definition of "Certificate Distribution Amount", by wire transfer in immediately available funds for the account of the Certificateholder, or by any other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 7.1 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register; provided, that if the Trustee has appointed a Certificate Administrator, such distributions above shall be made in accordance with written statements received from the Certificate Administrator pursuant to Section 3.7.

      If the Trustee has not received a distribution on, or the Pooled Security Distribution Date Information with respect to, the Pooled Securities by the Pooled Security Distribution Date, such distribution will be made on the next succeeding Distribution Date, and no additional interest will be paid thereon.

      (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal or allocations of Loss Amounts with respect to Pooled Securities made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate.

      (c) Whenever, the Trustee believes, or the Certificate Administrator, if any, has notified the Trustee that it believes, that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee or the Certificate Administrator, if any, shall, no later than five days before the Distribution Date of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date, to the Underwriters and to the Rating Agency a notice to the effect that:

                  (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

                  (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

      (d) The Trustee will make distributions in reduction of the outstanding Certificate Principal Balance of the Class B-2 and Class B-3 Certificates to the Depository for distribution among the DTC Participants on a Random Lot basis. Each DTC Participant and, in turn, each Indirect DTC Participant shall then select, in accordance with its own procedures, the applicable Class B-2 or Class B-3 Certificates from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the DTC Participants and Indirect DTC Participants so selected is equal to the aggregate amount of such mandatory distributions allocated to such DTC Participant by the Depository and to such Indirect DTC Participant by its related DTC Participant, as the case may be. Nothing in this Agreement or in any Certificate shall require either the Depositor or the Trustee to issue any notice.

            In the event that Definitive Certificates representing Class B-2 or Class B-3 Certificates are issued, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the outstanding Certificate Principal Balance of the Class B-2 or Class B-3 Certificates are to be made.

      (e) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or the accrual of original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from payments to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

      (f) The Trustee may conclusively rely on the information set forth in the Pooled Security Distribution Date Information in making the calculations called for in this Section 3.5, including, without limitation, the determinations of the interest and principal to be paid on each Class of Certificates. If the information available to the Trustee in any Pooled Security Distribution Date Information is insufficient to make the calculations provided for in this
Section 3.5, the Trustee shall promptly request the underlying trustee with respect to the Pooled Securities to provide sufficient information in writing, and after receipt of such information the Trustee shall make on the following Distribution Date any necessary adjustments in the application of amounts in the Certificate Account. If such information is not received from such underlying trustee, the Trustee shall not be responsible for making any such adjustment.

      Section 3.6. Trustee Compensation. The Trustee shall be entitled to retain or, if not retained, to withdraw from the Certificate Account, as trustee compensation, its Trustee Fee out of each payment on account of interest on each Pooled Security. The Trustee shall be required to pay all expenses incurred by it or them in connection with its trustee activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

      The Trustee shall be responsible for paying all compensation and expenses of the Certificate Administrator out of its Trustee Fee. The Certificate Administrator shall not be entitled to reimbursement of expenses incurred by it in connection with its certificate administrator activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

      Section 3.7. Distribution Reports to the Trustee. In the event that the Trustee has appointed a Certificate Administrator, prior to 5:00 P.M. New York City time on the Withdrawal Date, the Certificate Administrator shall provide the Trustee with a statement regarding the amount of principal and interest and the Residual Distribution Amount to be distributed to each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definition of "Certificate Distribution Amount", Section 3.5 hereof and other related definitions set forth in Article I hereof).

      Section 3.8. Statements to Certificateholders. (a) On each Distribution Date, the Certificate Administrator or Trustee, as applicable, shall prepare, and shall forward by mail, a statement (each a "Certificateholders' Report") to the Trustee (if the Trustee has appointed a Certificate Administrator) each Certificateholder, the Depositor and the Rating Agency stating:

            (i) the Available Funds for such Distribution Date;

            (ii) the amount of interest being distributed on each Class of Certificates for such Distribution Date and the Remittance Rates constituted thereby;

            (iii) the amount of principal being distributed on each Class of Certificates for such Distribution Date;

            (iv) the Loss Amounts allocated to the most subordinated Class or Classes of Certificates on such Distribution Date and since the Closing Date;

            (v) the Class Principal Balances for each Class of Certificates before and after applying payments and allocating the Loss Amount on such Distribution Date;

            (vi) the aggregate Pooled Security Distribution Date Principal Balance as of the second immediately preceding Pooled Security Distribution Date; and

            (vii) the aggregate Pooled Security Distribution Date Principal Balance as of the immediately preceding Pooled Security Distribution Date.

      In the case of the information furnished pursuant to clauses (ii) and
(iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate. The Trustee's responsibility for reporting the above information is limited to the availability, timeliness, and accuracy of the information so furnished to it in the related Pooled Security Distribution Date Information and any additional written information requested by the Trustee with respect to the Pooled Securities. If the Trustee receives any such additional information after preparing a statement required by this Section, the Trustee shall report the related adjustments in the statement prepared after receipt of such information.

      (b) The Certificate Administrator or the Trustee, as applicable, shall prepare and deliver to the Trustee (if the Trustee has appointed a Certificate Administrator) each Certificateholder, the Depositor and the Rating Agency, based on and to the extent of the information so furnished to it in the Pooled Security Distribution Date Information, no later than five Business Days following each Distribution Date, the following information:

            (i) For each Pooled Security which received a monthly distribution to be included in the payment on the Certificates on the related Distribution Date, and to the extent reported in the related Pooled Security Distribution Date Information:

                  (A) the Pooled Security Distribution Date Principal Balance of
            such Pooled Security as of the second immediately preceding Pooled Security Distribution Date and the immediately preceding Pooled Security Distribution Date, which date shall be specified;

                  (B) the Pooled Security Interest Rate and Uncollected
            Interest, if any, expressed as a per annum rate borne by such Pooled Security with respect to the related Pooled Security Distribution Date;

                  (C) the amount of interest distributed on such Pooled Security on the related Pooled Security Distribution Date, as well as any amount by which the amount of interest scheduled to be distributed on such Pooled Security on such Pooled Security Distribution Date exceeded the amount of interest actually distributed thereon;

                  (D) all Realized Losses incurred on the Underlying Mortgage
            Loans on the related Pooled Security Distribution Date, since the date of issuance of such Pooled Security and since the Mortgage Loan Information Date;

                  (E) all Realized Losses allocated to the Pooled Security on the related Pooled Security Distribution Date since the Mortgage Loan Information Date;

                  (F) the amount, aggregate principal balance and percentage of the Underlying Mortgage Loans that were (i) more than 30 but fewer than 60 days delinquent, (ii) more than 60 but fewer than 90 days delinquent, (iii) 90 days or more delinquent, (iv) in foreclosure, and (v) "REO" property, each as of the end of the reporting period to which the Pooled Security Distribution Date Statement delivered with respect to such Pooled Security as of the related Pooled Security Distribution Date;

                  (G) the amount of principal distributed on such Pooled
            Security on the related Pooled Security Distribution Date;

                  (H) the total amount distributed on such Pooled Security on the related Pooled Security Distribution Date; and

                  (I) the amount of any Pooled Security Credit Support remaining with respect to such Pooled Security on the related Pooled Security Distribution Date, stated as a dollar amount and as a percent of the aggregate outstanding principal balance of the related Underlying Mortgage Loans.

            (ii) For all Underlying Mortgage Loans, an aggregate statement of delinquency statistics reporting all of the information specified in clause (i)(F) above in the aggregate for the related Pooled Security Distribution Date and each of the eleven prior reporting periods;

            (iii) The number and aggregate Pooled Security Distribution Date Principal Balance of all of the Pooled Securities and the amount of principal and interest distributed on such securities, as of the respective related Pooled Security Distribution Date; and

            (iv) The aggregate outstanding principal balance of the Underlying Mortgage Loans as reported on the related Pooled Security Distribution Date Statements.

      (c) The Certificate Administrator or the Trustee, as applicable, shall promptly notify the Depositor of the receipt following a Distribution Date of any corrected Pooled Security Distribution Date Information with respect to a Pooled Security which results in a change in excess of $1,000. The Certificate Administrator or the Trustee, as applicable, shall consult with the Depositor concerning such change and the Depositor and the Certificate Administrator or the Trustee, as applicable, shall mutually agree on a course of action with respect thereto.

      (d) The Certificate Administrator or the Trustee, as applicable, shall promptly furnish to the Depositor and, upon the written request and at the expense of a Certificateholder, will make available to each Certificateholder, copies of any notices, statements, reports or other communications including, without limitation, the Pooled Security Distribution Date Statement, received by the Trustee in its capacity as a holder of Pooled Securities, with respect to the Pooled Securities. The Certificate Administrator or the Trustee, as applicable, shall furnish copies of all Pooled Security Distribution Date Statements to the Rating Agency promptly after its receipt of the same.

      (e) On or before March 31st of each calendar year, commencing in 2000, the Trustee shall prepare and deliver by first class mail to the Depositor and to each Person who at any time during the prior calendar year was a Certificateholder of record a statement containing the information required to be contained in the Certificateholders' Report, as set forth in clause (a)(ii) and (a)(iii) above aggregated for such prior calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code, and regulations thereunder as from time to time are in force.

      Section 3.9. Access to Certain Documentation and Information. The Certificate Administrator and/or the Trustee, as applicable, shall provide to the Depositor access to all reports, documents and records maintained by the Certificate Administrator or the Trustee, as applicable, in respect of their duties hereunder, such access being afforded without charge but only upon three Business Days' written request and during normal business hours at offices designated by the Certificate Administrator or the Trustee, as applicable.

      Section 3.10. Calculation of Amount to be Distributed. All calculations of the amounts to be distributed on any Distribution Date will be made by the Paying Agent and/or the Certificate Administrator and/or the Trustee, as applicable, in reliance on the information provided to the applicable party in the applicable Pooled Security Distribution Date Information and any additional written information requested by the Paying Agent and/or the Certificate Administrator and/or the Trustee, as applicable, with respect to the Pooled Securities. The Paying Agent and/or the Certificate Administrator and/or the Trustee, as applicable, shall promptly communicate the results of its calculations to the Depositor and the Certificateholders (which obligation may be satisfied through the distribution of the statements required under Section 3.7).

      Section 3.11. REMIC-Related Covenants. For as long as either REMIC I or REMIC II shall exist, the Paying Agent and/or the Certificate Administrator and/or the Trustee, as applicable, shall act in accordance herewith to assure continuing treatment of each such REMIC as a REMIC. In particular, the Trustee shall not other than with respect to a substitution pursuant to Section 2.4, accept any contribution to REMIC II after the Startup Day without receipt of a REMIC Opinion.

      Section 3.12. Allocation of Loss Amounts. On each Distribution Date, the Paying Agent and/or the Certificate Administrator and/or the Trustee, as applicable, shall determine the Loss Amounts and shall allocate it to the Certificates by reducing the Certificate Principal Balance of the Classes of Certificates and the Component Principal Balance of the Components of Certificates other than Component A-2-C and Component A-3-C of the Class A Certificates until the respective Certificate Principal Balances thereof are reduced to zero. All Loss Amounts will be allocated as follows: first, to the Subordinate Certificates, by Pro Rata Allocation, until the aggregate Class Principal Balance thereof has been reduced to zero and second, to the Senior Certificates and Components (other than Component A-2-C and Component A-3-C of the Class A Certificates) by Pro Rata Allocation, until the aggregate Class Principal Balance or Component Principal Balance thereof has been reduced to zero.

      Section 3.13. Prohibited Transactions Taxes and Other Taxes. (a) In the event that any tax (including a tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and including any and all interest, penalties, fines and additions to tax, as well as any and all reasonable counsel fees and out-of-pocket expenses incurred in contesting the imposition of such tax) is imposed on the Trust Fund and is not otherwise paid pursuant to Section 3.13(b) hereof, the Trustee shall pay such taxes when and as the same shall be due and payable (but such obligation shall not prevent the Trustee, the Certificate Administrator, if any, or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Trustee shall be entitled to be indemnified for any such taxes and any related fees and expenses (excluding taxes referred to in Section 3.13(b)) to the extent set forth in Section 6.6 hereof so long as the Trustee's failure to exercise reasonable care with respect to the performance of its duties hereunder was not the primary cause of the imposition of such taxes. If the Trustee is indemnified for such taxes pursuant to this Section 3.13(a), such amount shall be first charged against amounts otherwise distributable to the Holders of Component R-1 of the Class R Certificate (or, if the tax relates to REMIC II, Component R-2 of the Class R Certificate) on a pro rata basis, then against amounts otherwise distributable with respect to the REMIC I Regular Interests (or, if the tax relates to REMIC II, to the Holders of the Certificates) on a pro rata basis. The Trustee is hereby authorized to retain from amounts otherwise distributable to the Certificateholders sufficient funds to reimburse itself for the payment of such tax for which the Trustee is entitled to indemnification.

      (b) The Trustee shall pay on written demand, and shall indemnify and hold harmless the Trust Fund from and against, any and all taxes imposed on the Trust Fund (including, for this purpose, any and all interest, penalties, fines and additions to tax, as well as any and all reasonable counsel fees and out-of-pocket expenses incurred in contesting the imposition of such tax) to the extent that any such tax is due to its negligence or willful misconduct.

      Section 3.14. Tax Administration. (a) The Trustee is hereby appointed as attorney-in-fact and agent for the initial Tax Matters Person; provided, that the Trustee may appoint, and hereby does so appoint, the Certificate Administrator as attorney-in-fact and agent for the Tax Matters Person. The Trustee may, by written notice delivered to the Certificate Administrator, revoke the appointment of the Certificate Administrator as attorney-in-fact and agent for the Tax Matters Person, in which case the Trustee shall act in such capacity.

      (b) The Tax Matters Person, or the Person acting as attorney-in-fact and agent therefor, shall: (i) prepare and file, or cause to be prepared and filed, federal tax returns (as well as any other federal and state information and other returns) using a calendar year as the taxable year when and as required by the REMIC Provisions; (ii) make (or cause to be made) an election, on behalf of each of REMIC I and REMIC II, to be treated as a REMIC on the Federal tax return and any applicable state or local returns for the first taxable year, in accordance with the REMIC Provisions; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information reports (including, without limitation, the information required in connection with the computation of the present value of anticipated excess inclusions as required by 'SS' 1.860E-2(a)(5) of the REMIC Provisions) as and when required to be provided to them in accordance with the REMIC Provisions; (iv) conduct the affairs of the Trust Fund at all times that REMIC I Regular Interests or REMIC II Certificates are outstanding so as to maintain the status of each of REMIC I and REMIC II as a REMIC under the REMIC Provisions; and (v) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of either REMIC I or REMIC II. Notwithstanding anything in this Agreement to the contrary, none of the Depositor, Trustee or any other Person shall (i) engage in any amendment, waiver, forbearance or other similar action with respect to any Pooled Security that could cause a "significant modification" of such Pooled Security within the meaning of the REMIC Provisions, or (ii) acquire any property other than cash in any sale, disposition, settlement, or termination of any interest in a Pooled Security, unless the Depositor and the Trustee shall have received a REMIC Opinion with respect to such action or acquisition.

      (c) In order to enable the Trustee or the Certificate Administrator, as applicable, to perform its duties as set forth in this Section 3.13, the Depositor agrees to provide any tax forms, instruments or other documents related thereto, as the Trustee or the Certificate Administrator, as applicable, may reasonably request, including, without limitation, any tax forms, instruments or other documents prepared by the Depositor. In order to enable the Trustee or the Certificate Administrator, as applicable, to perform its duties as set forth in this Section 3.13, the Depositor shall use its best efforts to cause to be delivered to the Trustee or the Certificate Administrator, as applicable, within ten (10) days after the Closing Date all information or data that the Trustee or the Certificate Administrator, as applicable, determines to be relevant for tax purposes to the valuations and offering prices of the

Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows. Thereafter, the Depositor shall use its best efforts to provide to the Trustee or the Certificate Administrator, as applicable, promptly upon request therefor, any such additional information or data that the Trustee or the Certificate Administrator, as applicable, may, from time to time, request in order to enable the Trustee or the Certificate Administrator, as applicable, to perform its duties as set forth in this Section 3.13.

      Section 3.15. Appointment of Paying Agent and Certificate Administrator. The Trustee may appoint an Eligible Institution to act as a paying agent (the "Paying Agent") or a certificate administrator (the "Certificate Administrator"), as the case may be, in order to delegate to such Eligible Institution any of its duties under this Agreement to administer the issuance, transfer and exchange of the Certificates, administer payments to Certificateholders or prepare information related to the Certificates; provided, that the Trustee shall remain primarily responsible for any duties so delegated; provided, further, that the Trustee shall receive no additional compensation in connection with such appointment and delegation.

      Initially, the Trustee will be the Certificate Administrator and Paying Agent. If the Trustee ceases to serve as Certificate Administrator or Paying Agent, the Trustee shall send written notice to all Certificateholders (i) indicating that it is no longer in such capacity and (ii) setting forth its replacement, if any, appointed pursuant to this Section 3.15.

      Section 3.16. Equal Status of Trustee Fee. The right of the Trustee to receive its Trustee Fee will be equal and not subordinate to the right of the Certificateholders to receive principal and interest payments based on their interests as provided herein. The Trustee Fee may be collected from amounts in the Certificate Account pursuant to Section 3.4, whereas the Certificateholders' distributions shall be made on a delayed basis as set forth in the terms of the Certificates.

      Section 3.17. Maintenance of the Rounding Accounts; Collections Thereunder. (a) On or prior to the Closing Date, the Trustee shall establish the B-2 Rounding Account and Donaldson, Lufkin & Jenrette Securities Corporation shall deposit $999.99 therein. The Trustee shall maintain such account to provide, if needed, the Class B-2 Rounding Amount on any Distribution Date. On the first Distribution Date with respect to which the Trustee determines that amounts are available out of the Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-2 Rounding Amount on such Distribution Date) for distributions of principal on the Class B-2 Certificates, the Trustee shall withdraw from the Class B-2 Rounding Account and deposit into the Certificate Account, the Class B-2 Rounding Amount. On each succeeding Distribution Date with respect to which the Trustee determines that amounts are available out of the Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-2 Rounding Amount on such Distribution Date) for distributions of principal on the Class B-2 Certificates, the Trustee will first apply the aggregate amount of Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-2 Rounding Amount on such Distribution Date) allocable to such

Class to replenish any funds withdrawn from the B-2 Rounding Account on prior Distribution Dates which have not yet been replenished. Thereafter, the Trustee shall determine the remaining amounts available out of Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-2 Rounding Amount on such Distribution Date) for distributions of principal on the Class B-2 Certificates, and shall withdraw from the Class B-2 Rounding Account and deposit into the Certificate Account, to the extent funds are available therein, the Class B-2 Rounding Amount.

      (b) On or prior to the Closing Date, the Trustee shall establish the B-3 Rounding Account and Donaldson, Lufkin & Jenrette Securities Corporation shall deposit $999.99 therein. The Trustee shall maintain such account to provide, if needed, the Class B-3 Rounding Amount on any Distribution Date. On the first Distribution Date with respect to which the Trustee determines that amounts are available out of the Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-3 Rounding Amount on such Distribution Date) for distributions of principal on the Class B-3 Certificates, the Trustee shall withdraw from the Class B-3 Rounding Account and deposit into the Certificate Account, the Class B-3 Rounding Amount. On each succeeding Distribution Date with respect to which the Trustee determines that amounts are available out of the Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-3 Rounding Amount on such Distribution Date) for distributions of principal on the Class B-3 Certificates, the Trustee will first apply the aggregate amount of Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-3 Rounding Amount on such Distribution Date) allocable to such Class to replenish any funds withdrawn from the B-3 Rounding Account on prior Distribution Dates which have not yet been replenished. Thereafter, the Trustee shall determine the remaining amounts available out of Available Funds (before giving effect to any deposits to the Certificate Account in respect of the Class B-3 Rounding Amount on such Distribution Date) for distributions of principal on the Class B-3 Certificates, and shall withdraw from the Class B-3 Rounding Account and deposit into the Certificate Account, to the extent funds are available therein, the Class B-3 Rounding Amount.

      (c) Any amounts withdrawn by the Trustee from either Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of Class B-2 or Class B-3 Certificateholders as described in the immediately preceding paragraphs.

                                   ARTICLE IV

                                THE CERTIFICATES

      Section 4.1. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibits A and B attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.1. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates, shall be dated the date of their authentication.

      (b) The following definitions apply for purposes of this Section 4.1:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

      (c) Restrictions on Transfers of the Residual Certificate to Disqualified Organizations are set forth in this Section 4.1(c).

            (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee, the Certificate Administrator or the Paying Agent under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee or the Certificate Registrar if not the same Person as the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed Transfer of any Ownership
            Interest in a Residual Certificate to a U.S. Person, the Trustee or the Certificate Registrar if not the same Person as the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit E from the proposed Transferee, in form and substance satisfactory to the Depositor, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.1(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit D, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Depositor, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transferee Affidavit and
            Agreement by a proposed Transferee under clause (B) above, if the Trustee or the Certificate Registrar if not the same Person as the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee or the Certificate Registrar if not the same Person as the Trustee in the form attached hereto as Exhibit E; and (ii) to provide a certificate to the Trustee or the Certificate Registrar if not the same Person as the Trustee in the form attached hereto as Exhibit D.

            (ii) The Trustee or the Certificate Registrar if not the same Person as the Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit D and all of such other documents as shall have been reasonably required by the Trustee or the Certificate Registrar if not the same Person as the Trustee as a condition to such registration.

            (iii) (A) If any Disqualified Organization shall become a Holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a Holder of a Residual Certificate, then the last preceding Holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee, the Certificate Administrator, the Certificate Registrar and the Paying Agent shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
      Section 4.1(c) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                  (B) If any purported Transferee shall become a Holder of the
            Residual Certificate in violation of the restrictions in this
            Section 4.1(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose. Such purported Transferee shall promptly endorse and deliver the Residual Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an Ownership Interest in the Residual Certificate as a result of its exercise of such discretion.

            (iv) The Depositor, on behalf of the Trustee, shall make available, upon written request from the Trustee, or the Certificate Administrator all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in the Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee.

      Reasonable compensation for providing such information may be required by the Depositor from such Person.

            (v) The provisions of this Section 4.1 set forth prior to this
      Section 4.1(c)(v) may be modified, added to or eliminated, provided, that there shall have been delivered to the Trustee and the Certificate Administrator the following:

                  (A) written notification from the Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current Ratings of the Certificates; and

                  (B) an Opinion of Counsel, in form and substance satisfactory to the Depositor (as evidenced by a certificate of the Depositor), to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (1) the Trust Fund may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

            (vi) The following legend shall appear on all Residual Certificates:

                  ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFEREE AFFIDAVIT AND AGREEMENT TO THE DEPOSITOR, THE TRUSTEE AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A),
                  (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO

                  ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

            (vii) The Holder of the Class R Certificate issued hereunder, while not a Disqualified Organization, is the Tax Matters Person.

      (d) (i) No Class of Certificates may be acquired directly or indirectly by an employee benefit plan (within the meaning of Section 3(3) of ERISA, subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Code subject to Section 4975 of the Code (also a "Plan"). By acquiring a Certificate, the holder will be required to represent that it is not a Plan and is not using the assets of a Plan to effect such purchase.

            (ii) Any Person acquiring an interest in a Book-Entry Certificate by acquisition of such Certificate, shall be deemed to have represented to the Trustee that it meets the requirements of this Section 4.1(d).

            (iii) If any proposed Transferee shall become a Holder of a Certificate in violation of these provisions, then the last preceding permitted transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such transfer of such Certificate. The Trustee shall be under no liability to any person for any registration or transfer of a Certificate that is not permitted or for making any payments due on such Certificate to the Holder or taking any other action with respect to such Holder under this Agreement. Any proposed Transferee who becomes a Holder of a Definitive Certificate shall agree to indemnify (or, in the case of a Book-Entry Certificate, shall be deemed to agree to indemnify) the Trustee, the servicers and the trustees with respect to the Pooled Securities against any loss, damage or penalty incurred as a result of the transfer of any Certificate to such purposed transferee in violation of such restrictions.

      (e) None of the Trustee, the Certificate Administrator, the Certificate Registrar or the Paying Agent shall have any liability to the Trust Fund arising from a registration or transfer of a Certificate in reliance upon a certification, Officer's Certificate, affidavit, ruling or Opinion of Counsel described in this Section 4.1.

      Section 4.2. Certificates Issuable in Classes; Distributions of Principal and Interest; Authorized Denominations. The aggregate principal amount of Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Pooled Security Information Date Principal Balance, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 4.3. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances, initial Component Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. Certificates shall be issued in Authorized Denominations.

      Section 4.3. Registration of Transfer and Exchange of Certificates. The Trustee shall cause to be maintained at one of its offices or at its designated Certificate Registrar, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 8.5. The Trustee hereby appoints itself as the initial Certificate Registrar. The Trustee may appoint an Eligible Institution to act as its agent in order to delegate to such Eligible Institution its duties as Certificate Registrar under this Agreement.

      Upon surrender for registration of transfer of any Certificate to the Trustee at its Corporate Trust Office, or such other address or agency as may hereafter be provided to the Certificate Administrator, if any, in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

      A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee or an Authenticating Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

      All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

      Section 4.4. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 4.4, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 4.4 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.

      Section 4.5. Persons Deemed Owners. The Depositor, the Certificate Administrator, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.5 and for all other purposes whatsoever, and neither the Depositor, the Certificate Administrator, if any, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Certificate Administrator, if any, or the Trustee shall be affected by notice to the contrary.

      Section 4.6. Temporary Certificates. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A and B hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this Section.

      If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the Holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Depositor. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

      Section 4.7. Book-Entry for Book-Entry Certificates. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 4.9. Each Book-Entry Certificate shall bear the following legend:

      Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 4.9:

      (a) the provisions of this Section 4.7 shall be in full force and effect with respect to the Book-Entry Certificates;

      (b) the Certificate Administrator, if any, and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

      (c) to the extent that the provisions of this Section 4.7 conflict with any other provisions of this Agreement, the provisions of this Section 4.7 shall control; and

      (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to
Section 4.9, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

      For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

      Section 4.8. Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 4.9, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

      Section 4.9. Definitive Certificates. If (a) the Clearing Agency notifies the Certificate Administrator, if any, or the Trustee that it is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Certificate Administrator is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Certificate Administrator, if any, or the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) Certificateholders holding Book-Entry Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Certificate Administrator, if any, or the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify or cause to be notified all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Depositor, the Certificate Administrator, if any, the Authenticating Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, the Certificate Administrator, if any, and the Trustee, the Certificate Administrator, the Certificate Registrar and the Paying Agent shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

      Section 4.10. Office for Transfer of Certificates. The Trustee shall maintain in New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. The Trustee's Corporate Trust Office is initially designated for said purposes.

                                    ARTICLE V

                                  THE DEPOSITOR

      Section 5.1. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor herein.

      Section 5.2. Merger or Consolidation of the Depositor. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation, under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Pooled Securities and to perform its respective duties under this Agreement.

      The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 5.3. Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any director, officer, employee or agent of the Depositor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder, nor shall this provision protect the Depositor against any liability that would otherwise be imposed by reason of negligence in the performance of duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense, in the case of the Depositor and any director, officer, employee or agent of the Depositor, incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder or, in the case of the Depositor, as Depositor, incurred by reason of negligence in the performance of any duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the Certificate Account.

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

      Section 6.1. Duties of Trustee. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

      Subject to Sections 6.2(i), 6.3 and 6.4, the Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, Pooled Security Distribution Date Statement or other instrument furnished by any party hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's reasonable satisfaction, the Trustee will provide notice thereof to the Certificateholders and the Rating Agency.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of Certificateholders holding Certificates which have an aggregate Certificate Principal Balance aggregating not less than 25% of the aggregate Certificate Principal Balance of all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

            (iii) The Trustee shall not be liable in its individual capacity for any error of judgment made in good faith by any Responsible Officer, unless it shall be proved that the Trustee or such Responsible Officer was negligent in ascertaining the pertinent facts;

            (iv) The Trustee shall not be liable for any act or omission of the Depositor or for any but its own acts or omissions;

            (v) The Trustee shall not be deemed to take notice or be deemed to have knowledge of any matter unless written notice thereof, referring to the Certificates, the Depositor, the Trust Fund or this Agreement is received by a Responsible Officer of the Trustee at its Corporate Trust Office; and

            (vi) Subject to the other provisions of this Agreement and without limiting the generality of this Section 6.1, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, and (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

      None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties as Trustee hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      Section 6.2. Certain Matters Affecting Trustee. Except as otherwise provided in Section 6.1:

            (i) Before acting or refraining from acting the Trustee may request or require an Officer's Certificate; the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

            (v) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with care. Any such agents, attorneys or custodians shall be entitled to all indemnities and protection afforded to the Trustee. Any designee of the Trustee shall be considered its "agent" hereunder whether performing it as an independent contractor or otherwise.


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

      Section 6.3. Trustee Not Required to Make Investigation. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, Pooled Security Distribution Date Statement or other paper or document, unless requested in writing so to do by Holders of Certificates having a Percentage Interest not less than 51% of the Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Depositor or, if paid by the Trustee, shall be repaid by the Depositor upon demand.

      Section 6.4. Trustee Not Liable for Certificates or Pooled Securities. The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Pooled Security, Pooled Security Distribution Date Statement or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

      Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement; provided, however, that this provision shall not protect the Trustee or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense, including reasonable attorneys' fees, incurred in connection with or related to the Trustee's performance of its powers and duties under this Agreement (including, without limitation, performance under Section 6.1 hereof), or any action relating to this Agreement or the Certificates, or the performance of the Trustee's duties hereunder, other than any loss, liability or expense incurred by any such Person by reason of willful misfeasance, bad faith or negligence in the performance of duties. Any such losses, liabilities and expenses resulting therefrom shall be losses, liabilities and expenses of the Depositor. The indemnification provided hereunder shall survive termination of this Agreement and the resignation or removal of the Trustee.

      Section 6.5. Trustee May Own Certificates. The Trustee and any agent of the Trustee in its individual or any other capacity may become the owner of or a pledgee of the Certificates with the same rights it would have if it were not Trustee or such agent, and may otherwise deal with the parties hereto.

      Section 6.6. Indemnification of Trustee. Subject to the provisions of this paragraph, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees and expenses, damages, judgments, amounts paid in settlement and out-of-pocket expenses) arising out of, or incurred in connection with, the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 6.6 for (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing routine administrative duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The Tax Matters Person (or Person acting as its attorney-in-fact or agent) shall indemnify the Trustee for any liability of or assessment against the Trustee resulting from any error in any tax or tax information returns prepared or caused to be prepared by such Person.

      The provisions of this Section 6.6 shall survive any resignation or removal of the Trustee and appointment of a successor trustee and the termination of this Agreement.

      Section 6.7. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state of the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 6.7 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.7, the Trustee shall resign immediately in the manner and with the effect specified in
Section 6.8.

      Section 6.8. Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor. Such notice shall also be furnished to the Rating Agency. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of


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

which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee at the expense of the Depositor.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.7 and shall fail to resign after written request for the Trustee's resignation by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, with or without cause, the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

      The Holders of Certificates having a Percentage Interest aggregating not less than 51% of the aggregate Denomination of all Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instrument or instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.8 shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 6.9.

      Section 6.9. Successor Trustee. Any successor trustee appointed as provided in Section 6.8 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver or cause to be delivered to the successor trustee all Pooled Securities and related documents and statements held by it hereunder (other than any Pooled Securities at the time held by the Custodian, if it shall agree to become the agent of any successor trustee hereunder), and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      No successor trustee shall accept appointment as provided in this Section
6.9 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.7.


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

            Upon acceptance of appointment by a successor trustee as provided in this Section 6.9, the successor trustee shall mail notice of the succession of such trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency.

            Section 6.10. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, that such Person shall be eligible under the provisions of Section 6.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.11. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 6.11, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. Each co-trustee or separate trustee hereunder shall not be required to meet the terms of eligibility as a successor trustee under Section 6.7 hereunder and no notice to holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 6.9 hereof.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 6.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or a portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.


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

      Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      The Trustee may appoint one or more Eligible Institutions to act as its agent or agents to perform any or all of its duties and obligations under this Agreement. Each such agent shall be subject to all of the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.

      Section 6.12. Appointment of Custodians. The Trustee may appoint one or more Custodians, not affiliated with the Depositor, to hold all or a portion of the Pooled Securities as agent for the Trustee. Any Custodian appointed shall be an institution subject to supervision by federal or state authority, shall have combined capital and surplus of at least $50,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Pooled Securities.

      Section 6.13. Authenticating Agent.

            (a) The Trustee may appoint from time to time an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. Any successor Authenticating Agent must have a principal office and place of business in New York, New York or Chicago, Illinois, have a combined capital and surplus of at least $50,000,000, and be authorized to do a trust business and subject to supervision or examination by federal or state authorities.

            (b) Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency business of the Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            (c) The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee. The Trustee may at any time terminate the


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

      agency of the Authenticating Agent by giving written notice of termination to the Authenticating Agent. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this
      Section 6.13, the Trustee promptly shall appoint a successor Authenticating Agent and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.13.

            (d) The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 6.6.

      Section 6.14. Third Party Data Providers. As soon as practicable after the Closing Date, the Trustee or the Certificate Administrator, if any, will arrange with Bloomberg, Intex and Yield Book (the "Data Providers") to have the Depositor set up on these Data Providers to provide the information set forth on Exhibit G (the "Data") with respect to the Pooled Securities on a monthly basis in a format acceptable to such Data Providers and acceptable to the Underwriters. During the term of this Agreement, the Trustee will provide updated Data to the Data Providers on or before each Distribution Date.

      Section 6.15. Reports to Securities and Exchange Commission. Unless otherwise directed by the Depositor in writing, the Certificate Administrator or the Trustee, as applicable, shall prepare, sign and file with the Securities and Exchange Commission, on behalf of the Depositor, (i) no later than ten days after each Distribution Date, the Certificateholders' Report on the appropriate form and in the appropriate medium authorized or prescribed therefor under the Exchange Act, (ii) no later than March 25 of each calendar year, an annual report meeting the requirements of the Exchange Act on the appropriate form and in the appropriate medium authorized or prescribed therefor under the Exchange Act. The Trustee or the Certificate Administrator, as applicable, shall promptly forward copies of all filings made pursuant to this Section 6.15 to the Depositor, the New York Stock Exchange, and such other Persons as from time to time designated in writing to the Trustee or the Certificate Administrator, as applicable, by the Depositor.


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

                                   ARTICLE VII

                                   TERMINATION

      Section 7.1. Termination upon Purchase by the Depositor or Liquidation of All Pooled Securities. The obligations and responsibilities of the Trustee created hereby (other than the obligation to make payments to Certificateholders as hereafter set forth in this Section 7.1 and obligations to the Trustee in Sections 7.4 and 7.6) shall terminate upon the earlier of (i) the later of the final payment or other liquidation of the last Pooled Security remaining in the Trust Fund or (ii) the purchase by the Depositor of all Pooled Securities at a price equal to Purchase Price; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; and provided, further, that a "plan of liquidation" of each of REMIC I and II in accordance with Section 860F of the Code must be adopted in conjunction with any termination effected pursuant to subclauses (i), (ii), or
(iii) of this Section 9.1.

      The Depositor is hereby granted the right to purchase the Pooled Securities pursuant to clause (ii) above, provided, however, that such right shall be conditioned upon the aggregate Principal Balances of such Pooled Securities, at the time of any such purchase, aggregating an amount less than 5% of the aggregate Pooled Security Information Date Principal Balance.

      Notice of any termination pursuant to clause (i) or (ii) above, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee or its agent for payment and cancellation, shall be given promptly by the Trustee or its agent by letter to Certificateholders and the Rating Agency mailed by first class mail no later than the 25th day of the month preceding the month of such final distribution specifying (i) the Distribution Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee or the Certificate Registrar therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee or the Certificate Registrar therein specified. The Trustee or its agent shall give such notice to the Certificate Registrar and the Rating Agency at the time such notice is given to the Certificateholders. Upon any such termination, the duties of the Certificate Registrar shall also terminate. In the event such notice is given in connection with the Depositor's election to purchase, the Depositor shall deposit in the Certificate Account on the related Withdrawal Date an amount equal to the Purchase Price and upon such deposit Certificateholders will be entitled to the amount of the Purchase Price but not amounts in excess thereof, all as provided herein. Upon presentation and surrender of the Certificates pursuant to any termination under this Section 7.1, the Trustee or Paying Agent shall cause to be distributed to Certificateholders an amount equal to (a) the amount otherwise distributable on such Distribution Date, if not in connection with a purchase; or (b) if the Depositor elected to so purchase, the purchase price calculated as above provided.


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

      In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee or its agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee or its agent shall take appropriate and reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

      Section 7.2. Trusts Irrevocable. Except as expressly provided herein, all trusts created hereby are irrevocable.

      Section 7.3. Additional Termination Requirements.

            (a) In the event the Depositor exercises its purchase option as provided in Section 7.1, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Certificate Administrator have received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.3 will not (i) result in the imposition of taxes on "prohibited transactions" of REMIC I or REMIC II of the Trust Fund as described in Section 860F(a)(2) of the Code, or (ii) cause either REMIC I or REMIC II of the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (A) Within 90 days prior to the final Distribution Date set forth in the notice given by the Depositor under Section 7.1, the Tax Matters Person shall prepare the documents associated with and shall adopt a plan of complete liquidation of each of REMIC I and REMIC II of the Trust Fund; and

                  (B) At or after the time of adoption of such a plan of
            complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Depositor for cash in accordance with such plan of liquidation; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

            (b) The Tax Matters Person hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably requested by the Trustee.


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

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

      Section 8.1. Amendment. This Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Certificateholders, (a) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, (b) to modify, eliminate or add to any provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC at all times that any Class A or Subordinate Certificates are outstanding, provided, that the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification, provided, that such action under clauses (a) and (b) above shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or (c) such amendment is made to conform the terms of this Agreement to the terms described in the Prospectus dated July 27, 1999, together with the Prospectus Supplement dated July 27, 1999.

      This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing, in aggregate, not less than 50% of the Trust Fund for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, payments received on Pooled Securities which are required to be distributed in respect of any Certificate without the consent of the Holder of such Certificate; (b) adversely affect in any material respect the interest of the Holders of the Class A Certificates in a manner other than as described in (a) above without the consent of the Holders of Class A Certificates aggregating not less than 66-2/3% of the aggregate Percentage Interest evidenced by all Class A Certificates; (c) adversely affect in any material respect the interest of the Holders of the Subordinate Certificates in a manner other than as described in clause (a) above without the consent of the Holders of Subordinate Certificates aggregating not less than 66-2/3% of the aggregate Percentage Interest evidenced by all Subordinate Certificates; (d) adversely affect in any material respect the interest of the Class R Certificateholder without the consent of the Holder of the Class R Certificate; (e) change in any material respect the rights and obligations of the Trustee under this Agreement without the prior written consent of such party; or (f) reduce the aforesaid percentage of the Certificates the Holders of which are required to consent to any such amendments without the consent of the Holders of all Certificates then outstanding; provided, that for the purposes of this Agreement, the Holder of the Class R Certificate shall have no right to vote at all times that any Class A Certificates or Subordinate Certificates are outstanding if such amendment relates to the modification, elimination or addition of any provision necessary to maintain the qualification of the Trust Fund as a REMIC.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not cause either REMIC I or REMIC II of the Trust Fund to fail to qualify as a REMIC at any time that any REMIC I Regular Interests or Certificates are outstanding.

      As soon as practicable after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and the Rating Agency.

      It shall not be necessary for the consent of the Certificateholders under this Section 8.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

      Section 8.2. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      Except as otherwise expressly provided herein no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless all of the Holders of Certificates evidencing, in aggregate, not less than 25% of the Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 8.2, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 8.3. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 8.4. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested
(a) in the case of the Depositor, to ABN AMRO Mortgage Corporation, 181 West Madison Street, Suite 3250, Chicago, Illinois 60602, Attention: Maria Fregosi - Director - ABN AMRO Mortgage Operations, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, (b) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee, in each case Attention:
Corporate Trust Department and (c) in the case of DCR, to 17 State Street, 12th Floor, New York, New York 10004, Attention: Asset Backed Monitoring, or such other address as may hereinafter be furnished to the Depositor in writing by DCR. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice; provided, that any demand, notice or communication to or upon the Depositor or the Trustee shall not be effective until received.

      Section 8.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                        ABN AMRO MORTGAGE CORPORATION,
                                        as Depositor


                                        By: /s/ Stewart W. Fleming
                                            ------------------------------------
                                        Name: Stewart W. Fleming
                                        Its:  Senior Vice President


                                       S-1                     Pooling Agreement

                                        THE FIRST NATIONAL BANK OF
                                        CHICAGO, as Trustee


                                        By: /s/ Mary Fonti
                                            ------------------------------------
                                        Its: Vice President


                                       S-2                     Pooling Agreement

STATE OF Michigan     )
                       : ss.:
COUNTY OF Oakland     )

            On the 1st day of July, 1999, before me, Sally A. Raffler, personally appeared Stewart W. Fleming, a Senior Vice President of ABN AMRO Mortgage Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

            WITNESS my hand and official seal


      Signature /s/ Sally Raffler         (Seal)
                ------------------------

                                                               Pooling Agreement

STATE OF New York     )
                       : ss.:
COUNTY OF New York    )

            On the 1st day of July, 1999, before me, Mark E. Davis, personally appeared Mary Fonti, known to me to be Vice President of The First National Bank of Chicago, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        /s/Mark E. Davis
                                        ----------------------------------------
                                        Notary Public

[NOTARIAL SEAL]
                                                               Pooling Agreement

                                    EXHIBIT A

                              FORMS OF CERTIFICATES

                                                                     Exhibit A-1
                                                                 CUSIP 00077BKC6

                    RESECURITIZATION PASS-THROUGH CERTIFICATE

                                     Class A

Evidencing a Percentage Interest in certain distributions with respect to a pool of pooled securities formed and administered by

                          ABN AMRO MORTGAGE CORPORATION

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is July 30, 1999. The rate at which interest is payable as of the Issue Date with respect to this Certificate is variable per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      IN THE CASE OF ANY CLASS A CERTIFICATE PRESENTED FOR REGISTRATION, THE TRUSTEE OR CERTIFICATE REGISTRAR SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA ("PLAN"), OR A PLAN (WITHIN THE MEANING OF
      SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE")) SUBJECT TO SECTION 4975 OF THE CODE (ALSO A "PLAN"), WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, IF ANY, OR THE DEPOSITOR; PROVIDED THAT IF THE CLASS A CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, SUCH TRANSFEREE SHALL BE DEEMED BY THE ACCEPTANCE OR ACQUISITION OF SUCH CERTIFICATE TO HAVE MADE THE REPRESENTATIONS ABOVE.


Series 1999-RS1                      Portion of the Class A Principal Balance as
                                     of the Pooled Security Information Date
                                     evidenced by this Certificate: $[_________]

Class A Remittance Rate: Variable

Pooled Security Information Date: June 25, 1999

First Distribution Date: August 27, 1999


                                     A-1-1

Last Scheduled Distribution Date: March 28, 2029

Class A Principal Balance as of the Pooled Security Information Date:
$[_________]



                                     ---------------
                                     Registered Owner          Certificate No.__


                                     A-1-2

                                   [OID LEGEND

This certificate was issued on July 30, 1999 with original issued discount ("OID") of $_________________ per $1,000 of original certificate [notional] principal balance, an initial class coupon rate of ____% per annum, an annualized monthly compounded yield to maturity of ___%, an adjusted issue price as a percentage of original certificate [notional] principal balance of ___% and OID allocable to the initial short accrual period of $___________ per $1,000 of original certificate [notional] principal balance. The prepayment assumption used by the issuer in pricing this certificate is ___% [PSA, CPR]. The yield to maturity was based upon fractional monthly compounding taking into account the initial short accrual period.]


                                     A-1-3

                                                                     Exhibit A-2
                                                                 CUSIP 00077BKD4

                    RESECURITIZATION PASS-THROUGH CERTIFICATE

                                    Class B-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of pooled securities formed and administered by

                          ABN AMRO MORTGAGE CORPORATION

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 30, 1999. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.00% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      IN THE CASE OF ANY CLASS B-1 CERTIFICATE PRESENTED FOR REGISTRATION, THE TRUSTEE OR CERTIFICATE REGISTRAR SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA ("PLAN"), OR A PLAN (WITHIN THE MEANING OF
      SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE")) SUBJECT TO SECTION 4975 OF THE CODE (ALSO A "PLAN"), WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, IF ANY, OR THE DEPOSITOR; PROVIDED THAT IF THE CLASS B-1 CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, SUCH TRANSFEREE SHALL BE DEEMED BY THE ACCEPTANCE OR ACQUISITION OF SUCH CERTIFICATE TO HAVE MADE THE REPRESENTATIONS ABOVE.

The Class B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1999-RS1                    Portion of the Class B-1 Principal Balance as
                                   of the Pooled Security Information Date
                                   evidenced by this Certificate: $[_________]

Class B-1 Remittance Rate: 8.00%

Pooled Security Information Date: June 25, 1999

First Distribution Date: August 27, 1999

Last Scheduled Distribution Date: March 28, 2029


                                     A-2-1

Class B-1 Principal Balance as of the Pooled Security Information Date:
$[________]



                                ----------------
                                Registered Owner               Certificate No.__


                                     A-2-2

                                   [OID LEGEND

This certificate was issued on July 30, 1999 with original issued discount ("OID") of $_________________ per $1,000 of original certificate [notional] principal balance, an initial class coupon rate of ____% per annum, an annualized monthly compounded yield to maturity of ___%, an adjusted issue price as a percentage of original certificate [notional] principal balance of ___% and OID allocable to the initial short accrual period of $___________ per $1,000 of original certificate [notional] principal balance. The prepayment assumption used by the issuer in pricing this certificate is ___% [PSA, CPR]. The yield to maturity was based upon fractional monthly compounding taking into account the initial short accrual period.]


                                     A-2-3

                                                                     Exhibit A-3
                                                                 CUSIP 00077BKE2

                    RESECURITIZATION PASS-THROUGH CERTIFICATE

                                    Class B-2

Evidencing a Percentage Interest in certain distributions with respect to a pool of pooled securities formed and administered by

                          ABN AMRO MORTGAGE CORPORATION

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 30, 1999. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.00% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      IN THE CASE OF ANY CLASS B-2 CERTIFICATE PRESENTED FOR REGISTRATION, THE TRUSTEE OR CERTIFICATE REGISTRAR SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA ("PLAN"), OR A PLAN (WITHIN THE MEANING OF
      SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE")) SUBJECT TO SECTION 4975 OF THE CODE (ALSO A "PLAN"), WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, IF ANY, OR THE DEPOSITOR; PROVIDED THAT IF THE CLASS B-2 CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, SUCH TRANSFEREE SHALL BE DEEMED BY THE ACCEPTANCE OR ACQUISITION OF SUCH CERTIFICATE TO HAVE MADE THE REPRESENTATIONS ABOVE.

The Class B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1999-RS1                      Portion of the Class B-2 Principal Balance
                                     as of the Pooled Security Information Date evidenced by this Certificate: $[_________]

Class B-2 Remittance Rate: 8.00%

Pooled Security Information Date: June 25, 1999

First Distribution Date: August 27, 1999


                                     A-3-1

Last Scheduled Distribution Date: March 28, 2029

Class B-2 Principal Balance as of the Pooled Security Information Date:
$[__________]



                                ----------------
                                Registered Owner               Certificate No.__


                                     A-3-2

                                   [OID LEGEND

This certificate was issued on July 30, 1999 with original issued discount ("OID") of $_________________ per $1,000 of original certificate [notional] principal balance, an initial class coupon rate of ____% per annum, an annualized monthly compounded yield to maturity of ___%, an adjusted issue price as a percentage of original certificate [notional] principal balance of ___% and OID allocable to the initial short accrual period of $___________ per $1,000 of original certificate [notional] principal balance. The prepayment assumption used by the issuer in pricing this certificate is ___% [PSA, CPR]. The yield to maturity was based upon fractional monthly compounding taking into account the initial short accrual period.]


                                     A-3-3

                                                                     Exhibit A-4
                                                                 CUSIP 00077BKF9

                    RESECURITIZATION PASS-THROUGH CERTIFICATE

                                    Class B-3

Evidencing a Percentage Interest in certain distributions with respect to a pool of Pooled Securities formed and administered by

                          ABN AMRO MORTGAGE CORPORATION

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is July 30, 1999. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 8.00% per annum.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      IN THE CASE OF ANY CLASS B-3 CERTIFICATE PRESENTED FOR REGISTRATION, THE TRUSTEE OR CERTIFICATE REGISTRAR SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA ("PLAN"), OR A PLAN (WITHIN THE MEANING OF
      SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE")) SUBJECT TO SECTION 4975 OF THE CODE (ALSO A "PLAN"), WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, IF ANY, OR THE DEPOSITOR; PROVIDED THAT IF THE CLASS B-3 CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, SUCH TRANSFEREE SHALL BE DEEMED BY THE ACCEPTANCE OR ACQUISITION OF SUCH CERTIFICATE TO HAVE MADE THE REPRESENTATIONS ABOVE.

The Class B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1999-RS1                      Portion of the Class B-3 Principal Balance
                                     as of the Pooled Security Information Date evidenced by this Certificate: $[_______]

Class B-3 Remittance Rate: 8.00%


                                     A-4-1

Pooled Security Information Date: June 25, 1999

First Distribution Date: August 27, 1999

Last Scheduled Distribution Date: March 28, 2029

Class B-3 Principal Balance as of the

Pooled Security Information Date: $[_________]



                              ----------------
                              Registered Owner                Certificate No. __


                                     A-4-2

                                   [OID LEGEND

This certificate was issued on July 30, 1999 with original issued discount ("OID") of $_________________ per $1,000 of original certificate [notional] principal balance, an initial class coupon rate of ____% per annum, an annualized monthly compounded yield to maturity of ___%, an adjusted issue price as a percentage of original certificate [notional] principal balance of ___% and OID allocable to the initial short accrual period of $___________ per $1,000 of original certificate [notional] principal balance. The prepayment assumption used by the issuer in pricing this certificate is ___% [PSA, CPR]. The yield to maturity was based upon fractional monthly compounding taking into account the initial short accrual period.]


                                     A-4-3

                                    EXHIBIT B

                          FORM OF RESIDUAL CERTIFICATE
                                                                 CUSIP 00077BKG7

Evidencing a Percentage Interest in certain distributions with respect to a pool of pooled securities formed and administered by

                          ABN AMRO MORTGAGE CORPORATION

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

      IN THE CASE OF ANY CLASS R CERTIFICATE PRESENTED FOR REGISTRATION, THE TRUSTEE OR CERTIFICATE REGISTRAR SHALL REQUIRE SUCH TRANSFEREE TO PROVIDE AN OFFICER'S CERTIFICATE SIGNED BY A RESPONSIBLE OFFICER OF SUCH TRANSFEREE STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA ("PLAN"), OR A PLAN (WITHIN THE MEANING OF
      SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE")) SUBJECT TO SECTION 4975 OF THE CODE (ALSO A "PLAN"), WHICH OFFICER'S CERTIFICATE SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE CERTIFICATE ADMINISTRATOR, IF ANY, OR THE DEPOSITOR; PROVIDED THAT IF THE CLASS R CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, SUCH TRANSFEREE SHALL BE DEEMED BY THE ACCEPTANCE OR ACQUISITION OF SUCH CERTIFICATE TO HAVE MADE THE REPRESENTATIONS ABOVE.

Solely for U.S. federal income tax purposes, this Certificate represents "residual interests" in "real estate mortgage investment conduits," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.



Series 1999-RS1                         Percentage Interest evidenced by this
                                        Class R Certificate in the distributions to be made with respect to the Class R
                                        Certificate: ____%

Class R Remittance Rate: 8.00%.
Additionally, the Class R Certificates
are entitled to the Residual Distribution
Amount as defined in the Pooling Agreement.

Pooled Security Information Date:
June 25, 1999

First Distribution Date: August 27, 1999

Last Scheduled Distribution Date:
March 28, 2029

Class R Principal Balance as of the
Pooled Security Information Date: $100.00

Registered Owner                                               Certificate No.__

                                    EXHIBIT C

                            POOLED SECURITY SCHEDULE


Pooled Security          Full Name of Series

      1.            Bear Stearns Mortgage Securities Inc.,
                    Mortgage Pass-Through Certificates,
                    Series 1996-5, Class B-3

      2.            Bear Stearns Mortgage Securities Inc.
                    Mortgage Pass-Through Certificates,
                    Series 1998-1, Class B-3

      3.            DLJ Mortgage Acceptance Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1994-3, Class B-2

      4.            DLJ Mortgage Acceptance Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-2, Class C-B-3

      5.            Fannie Mae REMIC Trust,
                    REMIC Pass-Through Certificates,
                    Series 1998-W7, Class B-2

      6.            Headlands Mortgage Securities Inc.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-3, Class B-3

      7.            PNC Mortgage Securities Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-14, Class D-B-3

      8.            PNC Mortgage Securities Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-2, Class C-B-3

      9.            PNC Mortgage Securities Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-7, Class II-B-3

      10.           PNC Mortgage Securities Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1999-1, Class I-B-3

      11.           PNC Mortgage Securities Corp.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-6, Class C-B-3


      12.           Residential Accredit Loans, Inc.,
                    Mortgage Asset-Backed Pass-Through Certificates,
                    Series 1997-QS4, Class M-3

      13.           CWMBS, Inc.,
                    Residential Asset Securitization Trust 1997-A1,
                    Mortgage Pass-Through Certificates,
                    Series 1997-A, Class B-3

      14.           CWMBS, Inc.,
                    Residential Asset Securitization Trust 1998-A6,
                    Mortgage Pass-Through Certificates,
                    Series 1998-F, Class B-3

      15.           CWMBS, Inc.,
                    Residential Asset Securitization Trust 1998-A15,
                    Mortgage Pass-Through Certificates,
                    Series 1998-O, Class B-3

      16.           CWMBS, Inc.,
                    Residential Asset Securitization Trust 1999-A1,
                    Mortgage Pass-Through Certificates
                    Series 1999-A, Class B-3

      17.           Structured Asset Mortgage Investments Inc.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-10, Class B-3

      18.           Structured Asset Mortgage Investments Inc.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-12, Class B-3

      19.           Structured Asset Mortgage Investments Inc.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-11, Class B-3

      20.           Structured Asset Mortgage Investments Inc.,
                    Mortgage Pass-Through Certificates,
                    Series 1998-8, Class 4-B-3

                                    EXHIBIT D

                         FORM OF TRANSFEROR CERTIFICATE

                                     [Date]

The First National Bank of Chicago
One First National Plaza, Suite IL1-0126
Chicago, IL 60670-0126

      Re: ABN AMRO Mortgage Corporation Resecuritization Pass-Through Certificates, Series 1999-RS1 Class R

      This letter is delivered to you in connection with the sale by _________________ (the "Seller") to ___________________ (the "Purchaser") of
$____________ initial Certificate Principal Balance of Mortgage Resecuritization Certificates, Series 1999-RS1, Class R (the "Certificate"), pursuant to Section
4.1 of the Pooling Agreement (the "Pooling Agreement"), dated as of July 1, 1999 between ABN AMRO Mortgage Corporation, as depositor (the "Company"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with the Depositor and the Trustee that:

      1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

      2. The Seller understands that the Purchaser has delivered to the Trustee and the Depositor a Transferee Affidavit and Agreement in the form attached to the Pooling Agreement as Exhibit E. The Seller does not know or believe that any representation contained therein is false.

      3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

      4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

      5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

      6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                                        Very truly yours,

                                        [Seller]


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT E

                   FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT

STATE OF            )
                    )        ss:
COUNTY OF           )

          [NAME OF OFFICER], being first duly sworn, deposes and says:

      1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class R Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ________] [the United States], on behalf of which he makes this affidavit and agreement.

      2. That the Owner (i) is not and will not be a "disqualified organization" as of the [date of transfer] within the meaning of Section 860E(e) (5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificate, and (ii) is acquiring the Class R Certificate for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

      3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificate; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificate may represent "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

      4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificate if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

      5. That the Owner is aware that the Trustee and the Certificate Registrar will not register the transfer of the Class R Certificate unless the transferee, or other transferee's agent, delivers to each of them an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

      6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificate and the provisions of Section 4.1 of the Pooling Agreement under which the Class R Certificate was issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

      7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificate will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

      8. The Owner's Taxpayer Identification Number is _______________________.

      9. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

      10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

      11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

      12. That the purpose of the Owner relating to the sale of the Class R Certificate by the Owner will be to impede the assessment or collection of tax.

      13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

      14. The Owner hereby agrees to cooperate with the Depositor and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the REMIC I or the REMIC II.

      15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the REMIC I or the REMIC II, as applicable, or result in the imposition of tax on the REMIC I or the REMIC II unless counsel for, or acceptable to, the Depositor has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

      16. The Owner as transferee of the Class R Certificate has represented to their transferor that, if the Class R Certificate represents noneconomic residual interests, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificate as they become due.

      IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __________ day of ___________, 19__.

                                        [Name of Owner]

                                        By:
                                            ------------------------------------
                                                   [Name of Officer]
                                                   [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

      Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and free act and deed of the Owner.

      Subscribed and sworn before me this ____ day of ____________, 19__.

                                        NOTARY PUBLIC

                                        COUNTY OF
                                        STATE OF
                                        My Commission expires the ___ day
                                        of ____________, 19__

                                    EXHIBIT F

                     FORM OF ADDITIONAL MATTER INCORPORATED
                        INTO THE FORM OF THE CERTIFICATES

      This Certificate does not represent an obligation of or interest in ABN AMRO Mortgage Corporation, the Trustee or any of their affiliates. Neither this Certificate nor the underlying Pooled Securities are guaranteed by any agency or instrumentality of the United States.

      This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "Certificate Trust Fund") formed by ABN AMRO Mortgage Corporation (the "Depositor") whose assets consist of, among other things, a pool (the "Pooled Securities Pool") of mortgage pass-through certificates (the "Pooled Securities") representing interests in conventional mortgage loans secured by first liens on one- to four-family residential real properties or by shares in cooperative corporations. The Pooled Securities were acquired by the Depositor from third parties. The Pooled Securities Pool was created pursuant to a Pooling Agreement, dated as of July 1, 1999 above (the "Pooling Agreement"), between the Depositor and The First National Bank of Chicago, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

      Distributions will be made, pursuant to the Pooling Agreement, on the 2nd Business Day following the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the Certificate Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 3.5 of the Pooling Agreement.

      Distributions on this Certificate will be made by the Trustee or its Paying Agent by wire transfer or by other means of payment acceptable to each Certificateholder of record on the immediately preceding Record Date. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee or its Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

      Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                         THE FIRST NATIONAL BANK OF CHICAGO, not
                                         individually but solely as Trustee



                                         ---------------------------------------
                                         By:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee


By:
    --------------------------------

Dated:
       -----------------------------

                          ABN AMRO MORTGAGE CORPORATION
                    RESECURITIZATION PASS-THROUGH CERTIFICATE

      This Certificate is one of a duly authorized issue of Certificates designated as Resecuritization Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the Certificate Trust Fund.

      The Certificates do not represent an obligation of, or an interest in, the Depositor, the Trustee or any of their affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections respecting the Pooled Securities, all as more specifically set forth herein and in the Pooling Agreement.

      The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, and the rights of the Certificateholders under the Pooling Agreement at any time by the Depositor and the Trustee, with the consent of the Holders of the Certificates aggregating not less than 66-2/3% of the aggregate Percentage Interest evidenced by all of the Certificates of the Trust Fund. For the purposes of such provision and except as provided below, voting rights related to 100% of the Aggregate Certificate Principal Balance of any Class will be allocated pro rata (by Certificate Principal Balance) among the Certificates of such Class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

      No transfer of a Certificate will be made unless such transfer is made in accordance with the registration requirements of the Securities Act of 1933, as amended and any applicable state securities laws.

      The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

      A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Certificate Registrar, the Certificate Administrator, the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Certificate Registrar, the Certificate Administrator, the Trustee nor any such agent shall be affected by notice to the contrary.

      The respective obligations and responsibilities of the Trustee created under the Pooling Agreement (other than the obligation to make payments to Certificateholders as set forth therein) shall terminate upon the earlier of (i) the later of the final payment or other liquidation of the last Pooled Security remaining in the Trust Fund or (ii) the purchase by the Depositor of all Pooled Securities at a price established pursuant to the Pooling Agreement; provided, however, that in no event shall the trust created hereby continue beyond 21 years from the death of the survivor of certain persons identified in the Pooling Agreement.

                                   ASSIGNMENT

      FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Resecuritization Pass-Through Certificate and hereby irrevocably constitutes and appoints _______________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated: _____________________________    ________________________________________
                                                     Signature Guaranteed


                                        ________________________________________
                                        NOTICE:

                                        The signature to this assignment must
                                        correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT G
                               DATA PROVIDER DATA

Property Type

Owner Occupied

Loan Purpose

Loan Type

Current Interest Rate

Original Balance

Current Balance

First Payment Date

Maturity Date

Current PNI

Servicing Fee

Loan Term

Foreclosure/REO

Loan to Value Ratio

State Code

Interest Paid to Date

Zip Code

PIF Data

Amortized Remaining Term


                                       G-1